CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL

AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FUND AGREEMENT

This Agreement dated as of the 31st day of October, 2003 is made by and between Nationwide Financial Services, Inc. (“NFS”) and MFS Fund Distributors, Inc. (“MFS”), which serves as distributor to the mutual funds (the “Funds”) listed on Exhibit A.

WHEREAS, NFS or a subsidiary or affiliate or a duly appointed agent thereof (collectively referred to as “NFS” or “NFS Subsidiaries”) provides administrative and/or recordkeeping services (the “Administrative Services”) to various retirements plans (the “Plans”) which meet the definition of retirement plans under Sections 401, 403 and 457 of the Internal Revenue Code of 1986, as amended (the “Code”) ; and

WHEREAS, Administrative Services for each Plan include processing and transfer arrangements for the investment and reinvestment of Plan assets in investment media specified by an investment adviser, sponsor or administrative committee of the Plan (a “Plan Representative”) generally upon the direction of Plan participants (the ‘Participants”); and

WHEREAS, the Administrative Services are provided by NFS Subsidiaries and duly appointed agents under service agreements with various Plans; and

WHEREAS, NFS Subsidiaries further provide Administrative Services to holders of group variable contracts, which may include, but are not limited to, variable annuity contracts and variable life insurance policies (collectively, “Contracts”); and

WHEREAS, NFS Subsidiaries issue the Contracts through separate accounts (“Variable Accounts”) as listed on Exhibit B; and

WHEREAS, the Contracts allow for the allocation of net amounts received by NFS to sub-accounts which correspond to each Fund for investment in shares of the Funds; and

WHEREAS, selection of a particular sub-account is made by the Contract owner and such Contract owners may reallocate their investment options among the sub-accounts in accordance with the terms of the Contracts; and

WHEREAS, NFS and MFS mutually desire the inclusion of the Funds as investment options for the Contracts and further desire to facilitate the purchase and redemption of shares of the Funds on behalf of the Plans and their Participants; and

NOW THEREFORE, NFS and MFS, in consideration of the promises and undertakings described herein, agree as follows:

REPRESENTATIONS AND UNDERTAKINGS

(A)	REPRESENTATIONS BY NFS

(1) NFS or an NFS Subsidiary agrees to perform certain administrative services (“Services”) as listed on Exhibit C.

(2) NFS represents that its subsidiaries, including the Variable Accounts, have been established and are in good standing under the state law in which they were organized. The Variable Accounts are registered under the Investment Company Act of 1940 (the “1940 Act”), unless otherwise exempt therefrom.

(3) NFS and its agents shall make no representations concerning the Funds or Fund shares except those contained in the Funds’ then current prospectuses, Statements of Additional Information or other documents produced by MFS (or an entity on its behalf) which contain information about the Funds. NFS shall submit all advertising and sales literature drafted by NFS (or agents on its behalf) with respect to the Funds to MFS for review and approval within five business days prior to use and prior to submitting such material to any regulator.

(4) NFS acknowledges that the services provided for under this Agreement by MFS are not exclusive and that the same skill will be used in performing services to other companies in similar contexts.

(5) NFS represents that the Contracts marketed as annuity contracts and/or life insurance policies are currently treated as annuity contracts and/or life insurance policies under the appropriate provisions of the Code, and that it shall make every effort to maintain such treatment. NFS will promptly notify MFS upon having a reasonable basis for believing that the Contracts have ceased to be treated as annuity contracts or life insurance policies, or that the Contracts may not be so treated in the future.

(6) For Contracts issued through the Variable Accounts, NFS represents that each Variable Account is a “segregated asset account” and that interests in each Variable Account are offered exclusively through the purchase of a “variable contract”, within the meaning of such terms pursuant to Section 1.817-5(O(2) of the Federal Tax Regulations, and that it shall make every effort to continue to meet such definitional requirements. NFS shall promptly notify MFS upon having a reasonable basis for believing that such requirements have ceased to be met or that they may not be met in the future.

(7) NFS represents and warrants that the Contracts are unregistered group annuities for qualified investors whose policies are pension plan contracts under Internal Revenue Code Section 818(a). NFS further represents and warrants that the Contracts will be issued, sold and distributed in compliance in all material respects with all applicable state and federal laws or exemptions therefrom, including without limitation the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), and the 1940 Act, as may be applicable, and the Conduct Rules of the NASD.

(B) REPRESENTATIONS BY MFS

(I) MFS acknowledges that the identity of NFS (and its affiliates’ and/or subsidiaries’) customers and all information maintained about those customers constitute the valuable property of NFS. MPS agrees that, should it come into contact or possession of any such information (including, but not limited to, lists or compilations of the identity of such customers), MFS shall hold such information or property in confidence and shall not use, disclose or distribute any such information or property except with NFS’ prior written consent or as required by law or judicial process. This paragraph shall survive the expiration or termination of this Agreement.

(2) MFS acknowledges that the services provided for under this Agreement by NFS are not exclusive and that the same skill will be used in performing services to other companies in similar contexts.

(3) MPS represents that the Funds are currently qualified as regulated investment companies under Subchapter M of the Code, and that the Funds shall make every effort to maintain such qualification. MFS shall promptly notify NFS upon having a reasonable basis for believing that the Funds have ceased to so qualify, or that they may not qualify as such in the future.

2.	TRADING

(A) Subject to the terms and conditions of this Agreement, NFS shall be appointed to, and agrees to act, as a limited agent of MFS for the sole purpose of receiving instructions from authorized Plan Representatives and Participants, and authorized parties as defined by the Contracts, for the purchase and redemption of Fund shares prior to the close of regular trading each Business Day. A “Business Day” shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value as set forth in the Fund’s most recent prospectus and Statement of Additional Information. Except as particularly stated in this paragraph, NFS shall have no authority to act on behalf of MFS or to incur any cost or liability on its behalf.

(B) Provisions Relating to Manual Trading.

(1) Until such time as MFS and NFS are able to utilize the National Securities Clearing Corporation (“NSCC”) Defined Contribution Clearing and Settlement (“DCC&S”) Fund/SERV system MFS will, subject to availability, use its best efforts to provide to NES or its designated agent closing net asset value, change in net asset value, dividend or daily accrual rate information and capital gain information by 7:00 p.m. Eastern Time each Business Day. NFS or its agent shall use this data to calculate unit values. Unit values shall be used to process the same Business Day’s Contract transactions. Orders derived from, and in amounts equal to, instructions received by NFS prior to the Close of Trading on the New York Stock Exchange on any Business Day (“Day 1”) shall be transmitted without modification (except for netting or aggregating such orders) to MFS or its designee by 9:00 A.M. Eastern Time on the next Business Day. Such trades will be effected at the net asset value of each Fund’s shares calculated as of the Close of Trading on Day 1. MFS will not accept any order made on a conditional basis or subject to any delay or contingency. NFS shall only place purchase orders for shares of Funds on behalf of its customers whose addresses recorded on NFS’ books are in a state or other jurisdiction in which the Funds are registered or qualified for sale, or are exempt from registration or qualification as confirmed in writing by MFS.

(2) Until such time as MFS and NFS are able to utilize the DCC&S Fund/SERV system, each party shall, as soon as practicable after its receipt of an instruction or confirmation transmitted, verify its receipt of such instruction or confirmation, and in the absence of such verification such a party to whom an instruction or confirmation is sent shall not be liable for any failure to act in accordance with such instruction or confirmation, and the sending party may not claim that such an instruction or confirmation was received by the other. Each party shall notify the other of any errors, omissions or interruptions in, or delay or unavailability as promptly as possible.

(a)

For those purchase orders not transmitted via the DCC&S Fund/SERV system, NFS shall initiate payment to MFS or its designated agent in federal funds no later than 1:00 P.M. on the Business Day following the day on which the instructions are treated as having been received by MFS pursuant to this Agreement

(b)

For those redemption orders not transmitted via the DCC&S Fund/SERV system, MPS or its designated agent shall initiate payment in federal funds no later than 2:00 P.M. on the Business Day following the day on which the instructions are treated as having been received by MFS pursuant to this Agreement.

(C) Provisions Relating to NSCC Trading.

(1) At such time as MFS and NFS are able to transmit information via the NSCC’s DCC&S Fund/SERV System:

(a)

Orders derived from, and in amounts equal to, instructions received by NFS prior to the Close of Trading on Day 1 shall be transmitted without modification (except for netting and aggregation of such orders) via the NSCC’s DCC&S Fund/SERV system to MFS no later than 5:00 A.M. Eastern Time on the Next Business Day. Such trades will be effected at the net asset value of each Fund’s shares calculated as of the Close of Trading on Day 1.

(b)

MFS and NFS shall mutually agree there may be instances when orders derived from Instructions received by NFS prior to the Close of Trading on a Business Day shall be transmitted to MPS or its designee via facsimile no later than 9:00 A.M. rather than through the DCC&S Fund/SERV system. In such instances, such orders shall be transmitted to MPS via facsimile no later than 9:00 A.M. Eastern Time on the next Business Day.

(c)

Settlement of purchase and redemption orders received by M:F$ from NFS on any Business Day for any Fund, within the time limits set forth in this Agreement, shall occur consistent with the requirements of DCC&S Fund/SERV system.

(2) At such time as MFS and NFS are able to transmit information via the DCC&S Fund/SERV system; MFS or its designated agent shall send to NFS, via the DCC&S Fund/SERV system, verification of net purchase or redemption orders or notification of the rejection of such orders (“Confirmations “) on each Business Day for which NFS has transmitted such orders. Such confirmations shall include the total number of shares of each Fund held by NFS following such net purchase or redemption. MFS, or its designated agent, shall submit in a timely manner, such confirmations to the DCC&S Fund/SERV system in order for NFS to receive such confirmations no later than 11:00 A.M. Eastern Time the next Business Day. MFS or its designated agent will transmit to NFS via DCC&S NETWORKING system those Networking activity files reflecting account activity.

(3) Each party shall notify the other of any errors, omissions or interruptions in, or delay or unavailability of, any transmission through NSCC facilities as promptly as possible.

(D) Trade Corrections Processing errors which result from any delay or error caused by NFS may be adjusted through Fund/SERV by NFS by the necessary transactions on an as-of basis and the cost to the Fund or MFS of such transactions shall be home by NFS; provided however, prior authorization must be obtained from MFS if the transaction is back dated more than five days or to a previous calendar year.

3.	DOCUMENTS AND OTHER MATERIALS

(A) DOCUMENTS PROVIDED BY NFS

(1) NFS agrees to provide MFS, upon written request, any reports indicating the number of shareholders that hold interests in the Funds and such other information (including books and records) that MFS may reasonably request or as may be necessary or advisable to enable it to comply with any law, regulation or order.

(B) DOCUMENTS PROVIDED BY MFS

(1) Within 10 Business Days after the end of each calendar month, MFS shall provide NFS, or its designee, a monthly statement of account, which shall confirm all transactions made during that particular month.

MFS shall promptly provide NFS, or cause NFS to be provided with, a reasonable quantity of the Funds’ prospectuses, Statements of Additional Information and any supplements thereto.

4.	NOTICE

Each notice required by this Agreement shall be given in writing to:

NFS Financial Services, Inc.

One Nationwide Plaza 1-09-V3

Columbus, Ohio 43215

Attention: Securities Officer

Fax Number: 614-249-2112

MFS Fund Distributors, Inc.

500 Boylston Street

Boston, Massachusetts 02116

Attention: General Counsel

Any party may change its address by notifying the other party(ies) in writing.

5.	VOTING

For Variable Accounts that are registered under the 1940 Act and so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners, NFS shall distribute all proxy material furnished by MFS (provided that such material is received by NFS or its designated agent at least 10 Business Days prior to the date scheduled for mailing to contract owners) and shall vote Fund shares in accordance with instructions received from the contract owners who have interests in such Fund shares. NFS shall vote the Fund shares for which no instructions have been received in the same proportion as Fund shares for which said instructions have been received from the contract owners, provided that such proportional voting is not prohibited by a contract owner’s plan or trust document, if applicable. NFS and its agents will in no way recommend an action in connection with or oppose or interfere with the solicitation of proxies in the Fund shares.

6.	EXPENSES

MI expenses incident to the performance by NFS under this Agreement shall be paid by NFS. Likewise, all expenses incident to the performance by MFS under this Agreement shall be paid by MFS.

NFS shall not bear any of the expenses for the cost of registration of the Funds’ shares, preparation of the Funds’ prospectuses, proxy materials, and reports and the preparation of other related statements and notices required by law except as otherwise mutually agreed upon by the parties to the Agreement.

Both NFS and MFS agree to provide reasonable advance notice of the election to remove a fund as an available investment option in order to permit the parties to file documentation as may be required under applicable law.

7.	CONFLICTS

Each party agrees to inform the other of the existence of, or any potential for, any material conflicts of interest between the parties and any possible implications of the same.

It is agreed that if it is determined by a majority of the members of the Boards of Directors of the Funds, or a majority of the Funds’ disinterested Directors, that a material conflict exists caused by NFS, NFS shall at its own expense, take whatever steps are necessary to remedy or eliminate such material conflict.

8.	INDEMNIFICATION

(A) Each party shall promptly notify the other party(ies) in writing of any situation which presents or appears to involve a claim which may be the subject of indemnification under this Agreement and the indemnifying party shall have the option to defend against any such claim. In the event the indemnifying party so elects, it shall notify the indemnified party and shall assume the defense of such claim, and the indemnified party shall cooperate fully with the indemnifying party, at the indemnifying party’s expense, in defense of such claim. Notwithstanding the foregoing, the indemnified party shall be entitled to participate in the defense of such claim at its own expense through counsel of its own choosing. Neither party shall admit to wrong-doing nor make any compromise in any action or proceeding which may result in a finding of wrongdoing by the other party without the other party’s prior written consent. Any notice given by the indemnifying party to an indemnified party or participation in or control of the litigation of any such claim by the indemnifying party shall in no event be deemed an admission by the indemnifying party of culpability, and the indemnifying party shall be free to contest liability among the parties with respect to the claim.

(B) INDEMNIFICATION BY NFS

NFS agrees to reimburse and/or indemnify and hold harmless MFS and each of its directors, officers, employees, agents and each person, if any, who controls MFS within the meaning of the 1933 Act (collectively, “Affiliated Party”) against any losses, claims, damages or liabilities (“Losses”) to which MFS or any such Affiliated Party may become subject under the 1933 Act or otherwise, insofar as such losses (or actions in respect thereof) arise out of or are based upon:

(1)	Any untrue statement of any material fact contained in information furnished by NFS;

(2)

The omission to state in the Registration Statements, Prospectuses, Informational Brochures or other similar material, a material fact required to be stated therein or necessary to make the statements therein not misleading;

(3)	Conduct, statements or representations of NFS or its agents, with respect to the sale and distribution of Contracts for which Fund shares are an investment option;

(4)	The failure of NFS or an NFS Affiliate/Subsidiary to provide the Services and furnish the materials under the terms of this Agreement;

(5)	A breach of this Agreement or of any of the representations contained herein; or

(6)

Any failure to register Contracts or Variable Accounts that do not meet any exemptions under federal or state securities laws, state insurance laws or failure to otherwise comply with applicable laws, rules, regulations or orders;

(7)	The provision of Administrative Services by NFS; or

(8)	Any negligent act or omission by NFS in performing the Services.

Provided however, that NFS shall not be liable in any such case to the extent that such statement, omission or representation was made in reliance upon and in conformity with written information furnished to NFS by or on behalf of MFS specifically for use therein.

NFS shall reimburse any legal or other expenses reasonably incurred by MFS or any Affiliated Party in connection with investigating or defending any such Losses.

This indemnity agreement shall be in addition to any liability which NFS may otherwise have.

(C) INDEMNIFICATION BY MFS

MPS agrees to reimburse and/or indemnify and hold harmless NFS and/or NFS Affiliate/Subsidiary and each of its directors, officers, employees, agents and each person, if any, who controls NFS or NFS Affiliate/Subsidiary within the meaning of the 1933 Act (collectively, “Affiliated Party”) against any losses, claims, damages or liabilities (“Losses”) to which NFS, NFS Affiliate/Subsidiary or any such Affiliated Party may become subject under the 1933 Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon:

(1)	Any untrue statement of any material fact contained in information furnished by MFS, including but not limited to, the Registration statements, Prospectuses, or sales literature of the Funds;

(2)

The omission to state in the Registration Statements, Prospectuses, Informational Brochures or other similar material, a material fact required to be stated therein or necessary to make the statements therein no misleading;

(3)	The failure of MFS to provide the services and furnish the materials under the terms of this Agreement;

(4)	A breach of this Agreement or of any of the representations contained herein; or

(5)	A failure to register the Funds under federal or state securities laws.

Provided however, that MFS shall not be liable in any such case to the extent that such statement, omission or representation was made in reliance upon and in conformity with written information furnished to MFS by or on behalf of NFS specifically for use therein.

MFS shall reimburse any legal or other expenses reasonably incurred by NFS or any Affiliated Party in connection with investigating or defending any such Losses.

This indemnity agreement shall be in addition to any liability which MFS may otherwise have.

9.	SERVICE FEES

In consideration for the Services provided by NFS pursuant to this Agreement, MFS will calculate and pay, or cause one of its affiliates to pay, and NFS will be entitled to receive from MFS a fee (“Service Fee”). Such fee will be calculated at an annualized rate equal to the rates shown on Exhibit A of the average daily net assets of each Fund for which NFS performed administrative services during the period in which they were earned.

The Service Fees will be paid to NFS, or its designee, by electronic funds transfer as soon as practicable, but no later than 30 days after the end of the period in which they were earned. If the Fund assets administered by NFS are less than $1 billion as of December 31 of the prior calendar year, the Service Fees will be paid on a quarterly basis. Once assets are greater than $1 billion, the Service Fees will be paid on a monthly basis. The Service Fee payment will be accompanied or preceded by a statement showing the calculation of the amounts being paid by MFS for the relevant period and such other supporting data as may be reasonably requested by NFS.

The Service Fee shall be paid either by:

(a)	MFS or one of its affiliates from general operating funds;

(b)	MFS or one of its affiliates from funds received pursuant to a shareholder service plan (“Rule 12b1 Plan”); or

(c)	a combination thereof.

The Service Fee shall be calculated as an annualized percentage of the average aggregate amount invested in the Funds for the applicable period. The average aggregate amount shall be computed by totaling the aggregate investment on each business day during the period and dividing by the total number of Business Days during the period.

The parties agree that a Service Fee will be paid to NFS or its designee according to this Agreement with respect to each Fund as long as shares of such Fund are held by an NFS Subsidiary on behalf of the beneficial owners of contracts issued by an NFS Subsidiary. This provision will survive the termination of this Agreement.

NFS and MFS agree that the Service Fees described in this Agreement are for administrative services only, and do not constitute payment in any manner for investment advisory or distribution services for the Fund or for costs of administrative and distribution services on behalf of the Contracts.

10.	TRUST PROGRAM MAINTENANCE FEES

MPS recognizes that NFS incurs certain expenses relating to offering the Funds listed in the Nationwide Trust Company Program. To offset these expenses, MFS shall pay, or cause to be paid, a one time initial set-up fee of $1,500 per Fund as the Funds become available in the Nationwide Trust Program.

11.	COMPLIANCE WITH AGREEMENT

The forbearance or neglect of any party to insist upon strict compliance by another party with any of the provisions of this Agreement, whether continuing or not, or to declare a forfeiture of termination against the other parties, shall not be construed as a waiver of any rights or privileges of any party hereunder. No waiver of any right or privilege of any party arising from any default or failure of performance by any party shall affect the rights or privileges of the other parties in the event of a further default or failure of performance.

12.	TERMINATION

This Agreement shall terminate as to the availability of shares of the Funds for new Contracts and Plans:

(1)	at the option of NFS or MPS upon at least 90 days advance written notice to the other;

(2)

at any time upon MFS’ election, if the Funds determine that liquidation of the Funds is in the best interest of the Funds or their beneficial owners. Reasonable advance notice of election to liquidate shall be provided to NFS in order to permit the substitution of Fund shares, if necessary, with shares of another investment company pursuant to the 1940 Act and other applicable securities regulations;

(3)	if the applicable annuity contracts and life insurance policies are not treated as annuity contracts or life insurance policies by the applicable regulators or under applicable rules and regulations;

(4)	if the Variable Accounts are not deemed “segregated asset accounts” by the applicable regulators or under applicable rules and regulations;

(5)

at the option of NFS, if Fund shares are not available for any reason to meet the requirements of Contracts as determined by NFS. Reasonable advance notice of election to terminate (and time to cure) shall be furnished by NFS;

(6)

at the option of NFS or MFS, upon institution of relevant formal proceedings against the broker-dealer(s) marketing the Contracts, the Variable Accounts, NFS, an NFS Affiliate/Subsidiary or the Funds by the NASD, the IRS, the Department of Labor, the SEC, state insurance departments or any other regulatory body;

(7)

upon a decision by NFS, in accordance with the 1940 Act and applicable regulations, to substitute such Fund shares with the shares of another investment company for Contracts for which the Fund shares have been selected to serve as the underlying investment medium. NFS shall give at least 60 days written notice to MFS of any proposal to substitute Fund shares;

(8)	upon assignment of this Agreement (except to an affiliate) unless such assignment is made with the written consent of each party; and

(9)

in the event Fund shares are not registered, issued or sold pursuant to federal law and state securities laws, or such laws preclude the use of Fund shares as an underlying investment medium of Contracts issued or to be issued by an NFS Affiliate/Subsidiary. Prompt written notice shall be given by either party to the other in the event the conditions of this provision occur.

13.	JURISDICTION

This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of Massachusetts, without respect to its choice of law provisions and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

14.	PARTNERSHIPS/JOINT VENTURES

Nothing in this Agreement shall be deemed to create a partnership or join venture by and among the parties hereto.

15.	AMENDMENTS TO THIS AGREEMENT

This Agreement may not be amended or modified except by a written amendment, which includes any amendments to the Exhibits, executed by all parties to the Agreement.

16.	MAINTENANCE OF RECORDS

Each party or its designee shall maintain and preserve all records as required by law to be maintained and preserved in connection with providing the Services and in making Shares available to the Plans. Upon the request of MFS, NFS shall provide copies of all the historical records relating to transactions between the Funds and the Plans, mitten communications regarding the Funds to or from such Plans and other materials, in each case (i) as are maintained by NFS in the ordinary course of its business and in compliance with applicable laws, and (ii) as may reasonably be requested to enable MFS or its representatives, including without limitation its auditors or legal counsel, to (a) comply with any request of a governmental body or self-regulatory organization or a Plan, (b) verify compliance by NFS with the terms of this Agreement, (c) make required regulatory reports.

17.	COMPLIANCE WITH LAWS

At all times, NFS shall comply with all laws, rules and regulations, as applicable, under the federal securities laws, including without limitation requirements for delivery of prospectuses (which term includes prospectus supplements).

18.	USE OF MFS’ NAME

Except as otherwise expressly provided for in this Agreement, NFS shall not use, nor shall it allow its employees or agents to use, any name, logo, trademark, service mark or other proprietary designation of MFS, any affiliate of MFS, or any funds, products or services sponsored, managed, advised, administered, or distributed by MPS or any of its affiliates, for advertising, trade, or any other purposes whatsoever without the express prior written consent of MPS.

19.	ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS

Each party represents that (a) it is free to enter into this Agreement and that by doing so it will not breach or otherwise impair any other agreement or understanding with any other person, corporation or other entity; (b) it has full power and authority under applicable law, and has taken all action necessary, to enter into and perform this Agreement; (c) it is, and will continue to be, a member of the NSCC or otherwise have access to NSCC facilities; (d) all trades, confirmations and other information provided by one party to the other party through DCC&S and Fund/SERV and pursuant to this Agreement shall be accurate, complete and, in the format prescribed by the NSCC. Each party shall adopt, implement and maintain procedures reasonably designed to ensure the accuracy of all transmissions through Fund/SERV and to limit the access to, and the inputting of data into, Fund/SERV to persons specifically authorized by such party; and (e) it has duly executed and delivered the Standard Networking Agreement, and has filed such Agreement with the NSCC.

NFS further represents, warrants, and covenants that:

(a)	the arrangements provided for in this agreement will be disclosed to the Plans though their representatives to the extent required by law;

(b)

it will not be a “fiduciary” of any Plan with respect to the provisions of Services or the with respect to the Plan’s purchase of Fund shares, as such term is defined in section 3(21) of the Employee Retirement Income Security Act of 1974 (ERISA) and Section 4975 of the Code;

(c)	the receipt of Service Fees described in Section 9 hereof by NFS will not constitute a prohibited transaction as such term is defined in Section 406 of the ERISA and Section 4975 of the Code; and

(d)

it is not required to be registered as a broker dealer or transfer agent under the 1934 Act or any applicable state securities laws, as a result of entering into and performing the Services set forth in this Agreement.

20.	SURVIVAL

The provisions of Sections 8 and 16 shall survive termination of this Agreement.

21.	TERMINATION OF PRIOR AGREEMENTS

The parties agree that this Agreement shall supersede the Agreements listed on Exhibit D, attached hereto (the “Superseded Agreements”). Each party represents that it shall cause its affiliates who are parties to the Superseded Agreements to terminate the Superseded Agreements concurrently with the execution of this Agreement.

EXECUTION

This Agreement may be executed by facsimile signature and it may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed as of the day first written above by their respective officers hereunto duly authorized.

NATIONWIDE FINANCIAL SERVICES, INC.

/s/ William G. Goslee
By:	William G. Goslee
Title:	Vice President
Investment and Advisory Services

MES FUND DISTRIBUTORS, INC.

/s/ James V. FitzGerald
By:	James V. FitzGerald
Title:	President

EXHIBIT A

TO SERVICE AGREEMENT

Basis Points Per Annum	Corresponding Variable Accounts or Companies

•  Massachusetts Investors Trust - Class A ([**] Bps) √

•  Massachusetts Investors Growth - Class A ([**]Bps) √

•  MFS Bond Fund - Class A ([**]Bps) √

•  MPS Growth Opportunities Fund - Class A ([**]Bps) √

•  MFS Emerging Growth Fund - Class A ([**]Bps) √

•  MFS High Income Fund - Class A ([**]Bps) √

•  MFS Strategic Income Fund - Class A ([**]Bps) √

•  MFS Research Fund - Class A ([**]Bps) √

•  MFS Total Return Fund - Class A ([**]Bps) √

•  MFS Money Market Fund ([**]Bps) √

•  MFS Capital Opportunities Fund — Class A ([**]Bps) √

•  MFS Global Growth Fund - Class A ([**]Bps) √

•  MFS International New Discovery Fund — Class A ([**]Bps) √

•  MFS Mid Cap Growth Fund — Class A (4[**]0 Bps) √

•  MFS Strategic Growth Fund — Class A ([**]Bps) √

•  MFS Value Fund — Class A ([**]Bps) √

For future additions of these funds to any subsidiaries, affiliates, and separate accounts

EXHIBIT B

Variable Accounts

Nationwide Variable Account

Nationwide DC Variable Account

Nationwide DC variable Account-II

NACo Variable Account

Nationwide Governmental Plans Variable Account

Nationwide Governmental Plans Variable Account-II

Nationwide Qualified Plans Variable Account

Nationwide Private Placement Variable Account

Ohio DC Variable Account

Provident Mutual Funds Separate Account

EXHIBIT C

Services Provided by NFS

Pursuant to the Agreement, NFS shall perform all administrative and shareholder services with respect to the Contracts and Plans, including but not limited to, the following:

1.

Maintaining separate records for each Contract owner and each Plan, which shall reflect the Fund shares purchased and redeemed and Fund share balances of such Contract owners and Plans. Nationwide will maintain one or more omnibus accounts with each Fund on behalf of Contract owners and Plans, and such account shall be in the name of Nationwide (or its nominee) as the record owner of shares owned by such Contract owners and Plans.

2.

Disbursing or crediting to Contract owners and Plans and Participants all proceeds of redemptions of shares of the Funds and all dividends and other distributions not reinvested in shares of the Funds.

3.

Preparing and transmitting to Contract owners and Plans and Participants, as required by law, periodic statements showing the total number of shares owned as of the statement closing date, purchases and redemptions of Fund shares during the period covered by the statement and the dividends and other distributions paid during the statement period (whether paid in cash or reinvested in Fund shares), and such other information as may be required, from time to time, by Contract owners and Plans and Participants.

4.	Supporting and responding to service inquires from Contract owners and Plans.

5.	Maintaining and preserving all records required by law to be maintained and preserved in connection with providing the Services for Contract owners and Plans.

6.	Generating written confirmations and quarterly statements to Contract owners and Plan Participants.

7.

Distributing to Contract owners and Plans and Participants, to the extent required by applicable law, Funds’ prospectuses, proxy materials, periodic fund reports to shareholders and other materials that the Funds are required by law or otherwise to provide to their shareholders or prospective shareholders.

8.	Transmitting purchase and redemption orders to the Funds on behalf of the Contract owners and Plans.

EXHIBIT D

SUPERSEDED AGREEMENTS

1.	Service Agreement, dated as of September 26, 1997, between National Deferred Compensation, Inc. and MFS Retirement Services, Inc.

2.	Fund Participation Agreement, dated as of March 31, 1984, as amended, between Massachusetts Financial Services Company, MFS High Income Fund and Nationwide Life Insurance Company.

3.	Fund Participation Agreement, dated as of March 31, 1984, as amended, between Massachusetts Financial Services Company, MFS Capital Development Fund and Nationwide Life Insurance Company.

4.	Fund Participation Agreement, dated as of March 31, 1984, as amended, between Massachusetts Financial Services Company, Massachusetts Investors Growth Stock Fund and Nationwide Life Insurance Company.

5.	Fund Participation Agreement, dated as of December 1, 1982, between Massachusetts Financial Services Company, Massachusetts International Trust-Bond Portfolio and Nationwide Life Insurance Company.

8.	Fund Participation Agreement, dated August 1, 1980, between Massachusetts Financial Services Company, MFS Capital Development Fund, MFS High Income Fund and Nationwide Life Insurance Company.

9.	Fund Participation Agreement, dated March 21, 1984, between Massachusetts Investors Growth Stock Fund and Nationwide Life Insurance Company.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT  MATERIAL AND WOULD

BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT TO FUND AGREEMENT

BY AND BETWEEN

NATIONWIDE FINANCIAL SERVICES, INC.

AND

MFS FUND DISTRIBUTORS, INC.

This Amendment, dated as of January 1, 2005 (the “Amendment”), to the Fund Agreement, dated as of October 31, 2003, as amended and \currently in effect, by and between Nationwide Financial Services, Inc. (“NFS”) and MFS Fund Distributors, Inc. (“MFS”) (the “Agreement”).

WHEREAS, the parties wish to amend the Agreement in the manner set forth below;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, NFS and MFS hereby agree to supplement and amend the Agreement as follows:

1. Services Fees. Schedule A of the Agreement is amended in its entirety to read in the form attached hereto.

Except as expressly amended and supplemented hereby, the Agreement shall continue in full force and effect and unamended. All capitalized terms not defined in this Supplement shall have the meanings ascribed to them in the Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first listed above.

NATIONWIDE FINANCIAL SERVICES, INC.

By:	/s/ Karen R. Colvin
Name: Karen R. Colvin
Title: Officer

MFS FUND DISTRIBUTORS, INC.

087509

By:	/s/ James A. Jessee
James A. Jessee
President

EXHIBIT A

TO SERVICE AGREEMENT

Basis Points Per Annum

•  Massachusetts Investors Trust - Class A ([**] Bps) ✓

•  Massachusetts Investors Growth - Class A (([**] Bps) ✓

•  MFS Bond Fund - Class A (([**] Bps) ✓

•  MFS Emerging Growth Fund - Class A (([**] Bps) ✓

•  MFS High Income Fund - Class A (([**] Bps) ✓

•  MFS Strategic Income Fund - Class A (([**] Bps) ✓

•  MFS Research Fund - Class A (([**] Bps) ✓

•  MFS Total Return Fund - Class A (([**] Bps) ✓

•  MFS Money Market Fund (([**] Bps) ) ✓

•  MFS Capital Opportunities Fund Class A (([**] Bps) ✓

•  MFS Global Growth Fund - Class A (([**] Bps)) ✓

•  MFS International New Discovery Fund Class A (([**] Bps) ✓

•  MFS Mid Cap Growth Fund - Class A (([**] Bps) ✓

•  MFS Strategic Growth Fund - Class A (40 Bps) ✓

•  MFS Value Fund - Class A (([**] Bps) ✓

•  MFS Strategic Value Fund - Class A (([**] Bps) ✓

•  MFS Research Bond Fund - Class A (([**] Bps) ✓

•  MFS Intermediate Bond Fund - Class A (([**] Bps) ✓

•  MFS Global Total return Fund - Class A (([**] Bps) ✓

•  MFS New Endeavor Fund - Class A (([**] Bps) ✓

Corresponding Variable Accounts or Companies For future additions of these funds to any subsidiaries, affiliates, and separate accounts

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

MFS FUND DISTRIBUTORS, INC

500 Boylston Street

Boston MA 02116

AMENDMENT 2 TO FUND AGREEMENT

Reference is made to the Fund Agreement dated as of October 31, 2003, as amended as of January 1, 2005 (together with all amendments thereof and supplements and exhibits thereto the “Agreement”) between Nationwide Financial Services, Inc. (“NFS”) and MFS Fund Distributor, Inc. (“MFS”). Terms not otherwise defined herein have the definitions ascribed to them in the Agreement. Except as expressly amended hereby, the Agreement shall continue in full force and effect and unamended. This Amendment to the Agreement (the “Amendment”) shall take effect as of October 14 , 2005.

1. Section 2 of the Agreement is hereby amended to add the following provision:

(E) Redemption Fees. Certain of the Funds assess a redemption fee as described in each Fund’s prospectus. MFS acknowledges that those redemption fees will not be charged on the accounts subject to the Agreement until such time as NFS has the systems capability to implement procedures to assess the fees. NFS agrees to use reasonable efforts to achieve such systems capabilities and to implement the Fund’s policies regarding redemption fees at such time as it has the systems capability to do so.

2. Section 9 of the Agreement is hereby amended to add the following paragraph to the end of that Section:

“NFS acknowledges that MFS shall have exclusive responsibility for calculating payments due to NFS under the Agreement. If NFS maintains any information necessary to form the basis of the fee calculation, NFS will, at MFS’ reasonable request, provide copies and electronic files of such historical records with regard to this Agreement as may be necessary to enable MFS or its representatives to verify the accuracy of any information provided by NFS that forms the basis of the fee calculation or to verify the quality of the shareholder services. In addition, if requested by MFS, NFS will provide a certification (which may take the form of a control report or set of agreed upon standards) in such form as is mutually satisfactory to MFS and NFS that certifies the performance of the shareholder services by NFS and the accuracy of any information provided by NFS that forms the basis of the fee calculation.”

3. A new section 22 is hereby added to the agreement as follows:

22. Business Continuity/Disaster Recovery. NFS, on the one hand and MFS, on behalf of itself and the Funds, on the other, each represents, warrants and covenants to the other that it maintains in effect with appropriate parties one or more agreements providing for the periodic backup of computer files and data with respect to the Contracts and Separate Accounts (in the case of NFS), and the Funds (in the case of MFS) and for emergency use of electronic data processing equipment. NFS and MFS and the Funds shall maintain written emergency procedures that provide for the operation of geographically diverse redundant facilities and the back-up of computer files in the event of equipment failure or disaster. In the event of equipment or system failures, NFS, on the one hand, and MFS (with respect to the Funds) on the other, shall each, at no cost to the other , take immediate steps to minimize service interruptions.

4. A new section 23 is hereby added to the agreement as follows:

23. Privacy and Confidential Information. For purposes of this Section, “Customer Information” means non-public personally identifiable information as defined in the Gramm-Leach-Bliley Act and the rules and regulations promulgated thereunder. Each party agrees not to use, disclose or distribute to others any Customer Information except as necessary to perform the terms of this Agreement and each party agrees to comply with all applicable provisions of the Gramm-Leach-Bliley Act and any rules or regulations thereunder.

For purposes of this Section, “Confidential Information” means any data or information regarding a party’s proprietary or confidential information that is designated as such in writing or that is sufficiently clearly proprietary or confidential that it should reasonably be known as such by the receiving party. Confidential Information does not include information that (a) was in the public domain prior to the date of this Agreement or subsequently came into the public domain through no fault of the receiving party (“Receiving Party”) or by no violation of this Agreement; (b) was lawfully received by the Receiving Party from a third party free of any obligation of confidence of such third party; (c) was already in the possession of the Receiving Party prior to receipt thereof directly or indirectly from the disclosing party (“Disclosing Party”); (d) is required to be disclosed pursuant to applicable laws, regulatory or legal process, subpoena or court order; or, (e) is subsequently and independently developed by employees, consultants or agents of the Receiving Party without reference to or use of the Confidential Information disclosed under this Agreement. Each of the parties warrants to the other that it shall not disclose to any person any Confidential Information which it may acquire in the performance of this Agreement; nor shall it use such Confidential Information for any purposes other than to fulfill its contractual obligations under this Agreement and it will maintain the other party’s Customer and Confidential Information with reasonable care, which shall not be less than the degree of care it would use for its own such information.

In the event Confidential Information includes Customer Information, the Customer Information clause controls.

5. A new section 24 is hereby added to the Agreement as follows:

24. Anti-Money Laundering Compliance. NFS, and/or its applicable subsidiary or affiliate providing services hereunder, agrees that it will comply with all applicable federal and state laws, rules and regulations including applicable provisions of the Bank Secrecy Act, as amended by the USA PATRIOT Act of 2001. Both parties acknowledge the requirement to, and will, comply with the laws and regulations administered by the Office of Foreign Assets Control, U.S. Department of the Treasury (including the list of Specially Designated Nationals and countries subject to the U.S. embargo).

6. A new section 25 is hereby added to the Agreement as follows:.

Controls and Procedures. NFS has implemented controls and procedures that are reasonably designed to prevent and detect failure to comply with applicable laws and regulations. Upon request of MFS, NFS will annually certify to MFS that the above controls and procedures remain in effect and to the following:

(a) Orders for Fund shares received by NFS prior to the Fund’s pricing time set forth in its prospectus (i.e., the close of the New York Stock Exchange – normally 4:00 p.m. Eastern time) are segregated from those received by NFS at or after such time, and are properly transmitted to the Funds (or their agents) for execution at the current day’s net asset value (“NAV”); and orders received by NFS at or after such time are properly transmitted to the Funds (or their agents) for execution at the next day’s NAV;

(b) NFS has procedures and controls to prevent and detect market timing and late trading in Fund shares;

(c) Subject to Sub-Section 2 (E), all applicable redemption fees required to be assessed by NFS pursuant to this Agreement, are calculated and submitted to MFS on a timely basis, with respect to each individual participant account, in each case in accordance with the then-current prospectus and statement of additional information of each Fund;

(d) Compliance with applicable state securities laws, including without limitation “blue sky” laws and related rules and regulations;

(e) Compliance by NFS, and/or its applicable subsidiary or affiliate providing services hereunder, with all applicable federal and state laws, rules and regulations regarding anti-money laundering activity;

(f) Effective business continuity and disaster recovery systems with respect to the Services;

(g) Any other party to whom NFS assigns or delegates any of the Services is responsible for, and has controls and procedures that are reasonably designed to ensure, each of the above.

9. Operations of Funds. In no way shall the provisions of this Amendment or the Agreement limit the authority of the Funds or MFS to take any action as it may deem appropriate or advisable to the extent in accordance with the terms of this Agreement in connection with all matters relating to the operation of such Fund and the sale of its shares.

10. Exhibit A of the Agreement is deleted and replaced in its entirety with the Exhibit A attached hereto.

Exhibit A

The Service Fees

The Service Fees per annum shall be calculated and paid quarterly if Fund assets administered by NFS are less than $[**] as of December 31 of the prior calendar year, and the Service Fees shall be calculated and paid monthly if such assets are greater than $[**] as of December 31 of the prior calendar year. The Service Fee shall be calculated as an annualized percentage of the average aggregate amount invested in the Funds for the applicable period. The aggregate amount shall be computed by totaling the aggregate investment on each business day during the period and dividing by the total number of business days during the period. The Service Fees will be due and payable only with respect to the Accounts which are identified in advance in writing by NFS or which are easily identifiable on MFS’ systems as being NFS’ accounts. NFS will be solely responsible for informing MFS in advance in writing of any changes to its trading methodologies that would affect the Accounts.

FOR CLASS A SHARES

Fund Name	Service Fee

Massachusetts Investors Growth Stock Fund	[**]

Massachusetts Investors Trust	[**]

MFS® Bond Fund	[**]

MFS® Capital Opportunities Fund	[**]

MFS® Emerging Growth Fund	[**]

MFS® Global Growth Fund	[**]

MFS® Global Total Return Fund	[**]

MFS® Growth Opportunities	[**]

MFS® High Income Fund	[**]

MFS® Intermediate Bond Fund	[**]

MFS® International New Discovery Fund	[**]

MFS® Mid Cap Growth	[**]

MFS® Money Market Fund	[**]

Fund Name	Service Fee

MFS® New Endeavor Fund	[**]

MFS® Research Fund	[**]

MFS® Research Bond Fund	[**]

MFS® Research International Fund	[**]

MFS® Strategic Growth Fund	[**]

MFS® Strategic Income Fund	[**]

MFS® Strategic Value Fund	[**]

MFS® Total Return Fund	[**]

MFS® Value Fund	[**]

Payments will be limited to the MFS Funds on the above-referenced schedule. MFS in its discretion may in the future, modify or eliminate any amounts paid on Class A Shares going forward. In addition, payments with respect to Class A shares of any additional MFS Funds (beyond those included on the above-referenced schedule) will require prior written approval of MFS.

FOR CLASS R SHARES

The Fee schedule for assets invested in Class R1, R2, R3, R4 and R5 Shares shall be calculated and paid in accordance with each Fund’s prospectus, as amended from time to time. NFS shall be entitled to receive Fees for the Class R Shares only to the extent such Fees are received by MFS from the Funds.

Currently, the Fee schedule for Class R1, R2, R3, R4 and R5 Shares is as follows:

	R1 Class	R2 Class	R3 Class	R4 Class	R5 Class

12B-1 Fee	[**]	[**]	[**]	[**]	[**]

Plan Administration and Service Fee	[**]	[**]	[**]	[**]	[**]

Total Fee	[**]	[**]	[**]	[**]	[**]

IN WITNESS WHEREOF, the undersigned have executed this Amendment by their duly authorized officers as of October 14, 2005.

NATIONWIDE FINANCIAL SERVICES, INC.

By:
Name:
Title:

MFS FUND DISTRIBUTORS, INC

By:
Name:
Title:

MFS FUND DISTRIBUTORS, INC.

500 Boylston Street

Boston MA 02 116

AMENDMENT TO FUND AGREEMENT

Reference is made to the Fund Agreement dated as of October 31, 2003 (together with all amendments thereof and supplements and exhibits thereto, the “Agreement”) between Nationwide Financial Services, Inc. (‘‘NFS”) and MFS Fund Distributors, Inc. (“MFD”). Terms not otherwise defined herein have the definitions ascribed to them in the Agreement. Except as expressly amended hereby, the Agreement shall continue in full force and effect and unamended. This Amendment to the Agreement (the “Amendment”) shall take effect as of October 31, 2003.

Service Provider and MFD hereby agree as follows:

1.

Addition of MFSC Party. MFS Service Center, Inc. (“MFSC”), which serves as transfer agent with respect to each of the Funds, is hereby added as a party to the Agreement for purposes of (i) authorizing the delegation to NFS or NFS Subsidiaries of certain of the Services with respect to the Funds; (i i) receiving certain representations, warranties and covenants from NFS with respect to certain Services provided pursuant to the Agreement and NFS’ operations, controls and procedures; and (iii) advancing on behalf of the Funds all or a portion of the fees payable under the Agreement to the extent the Funds determine in their sole discretion that such payments are entitled to reimbursement under the Funds’ policies with respect to shareholder servicing payments as in effect from time to time. MFD and MFSC are referred to collectively as ‘‘MFS.”

2.	All other terms and conditions of the Agreement remain in full force and effect.

NATIONWIDE FINANCIAL SERVICES, INC. INC.		MFS FUND DISTRIBUTORS, INC.

By:		By:
	Name:		Name:
	Title:		Title:

MFS SERVICE CENTER, INC.		‘

By:
Name:
Title:

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

INVESTMENT MANAGEMENT®

AMENDMENT NO. 4 TO FUND AGREEMENT

Reference is made to the Fund Agreement, dated as of October 31, 2003, as amended by Amendments No. 1 and No. 2 thereto (together with all other amendments thereof and supplements and exhibits thereto the “Agreement”) between Nationwide Financial Services, Inc. (“NFS”) and MFS Fund Distributors, Inc. (“MFS”). Terms not otherwise defined herein have the definitions ascribed to them in the Agreement. Except as expressly amended hereby, the Agreement shall continue in full force and effect and unamended. This Amendment to the Agreement (the “Amendment”) shall take effect as of October 1, 2006.

Exhibit A. Exhibit A of the Agreement is amended by adding the follow two (2) Class A Share funds to the list entitled “For Class A Shares”

Fund Name	Service Fee

MFS International Diversification Fund	[**]

MFS Diversified Income Fund	[**]

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3 by their duly authorized officers as of October 1, 2006.

AMENDMENT NO. 5 TO FUND AGREEMENT

Reference is made to the Agreement by and among Nationwide Financial Services, Inc. on behalf of its subsidiaries listed on Exhibit B (collectively, “NFS”), MFS Fund Distributors, Inc. (“MFD”), which serves as the distributor to the mutual funds (the “Funds”) listed on Exhibit A, and MFS Service Center, Inc. (“MFSC”), which serves as transfer agent to the Funds, dated as of the 31st day of October, 2003, as amended to date (collectively, “Agreement”). Terms not otherwise defined herein have the definitions ascribed to them in the Agreement. This Amendment No. 5 to the Agreement (“Amendment”) shall take effect as of January 1, 2007.

1. Trust Accounts. NFS, MFD and MFSC mutually desire the inclusion of the Funds as investment options in Trust/Custodial Accounts offered by Nationwide as funding vehicles to the Plans.

2. Exhibit A of the Agreement is deleted and replaced in its entirety with the Exhibit A attached hereto.

3. NFS Subsidiaries. Exhibit B of the agreement is being revised to include a list of the NFS subsidiaries issuing Separate Accounts, offering Trust/Custodial Accounts, or performing duties or obligations hereunder on behalf of NFS. Exhibit B of the Agreement is deleted and replaced in its entirety with the Exhibit B attached hereto. Notwithstanding the performance of any services by any subsidiary of Nationwide Financial Services, Inc. listed on Exhibit B, Nationwide Financial Services, Inc. shall remain responsible for the performance of such services to the same extent as if it had performed such services itself

4. Except as expressly amended hereby, the Agreement shall continue in full force and effect and unamended.

REMAINDER OF PAGE INTENTIONALLY BLANK

SIGNATURES FOLLOW

IN WITNESS WHEREOF, the undersigned have executed this Amendment by their duly authorized officers as of January 1, 2007.

NATIONWIDE FINANCIAL SERVICES, INC.

By:	/s/ Karen R. Colvin
Name : Karen R. Colvin
Title : Attorney-in-Fact

EXHIBIT B

Subsidiary Life Insurance Companies

Nationwide Life Insurance Company

Other Subsidiaries

Nationwide Trust Company, FSB, a division of Nationwide Bank

Nationwide Investment Services Corporation

Nationwide Retirement Solutions, Inc., and subsidiaries and affiliates

Nationwide Life Insurance Company of America

Nationwide Life and Annuity Company of America

Nationwide Investment Advisors, LLC

Any other existing or future direct or indirect subsidiaries of Nationwide Financial Services, Inc. issuing Separate Accounts, offering Trust/Custodial Accounts, or performing duties or obligations hereunder on behalf of Nationwide provided that such subsidiary is duly formed, validly existing and has all necessary licenses.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT NO. 6 TO FUND AGREEMENT

Reference is made to the Agreement by and between Nationwide Financial Services, Inc., on behalf of its subsidiaries listed on Exhibit B (collectively, “NFS”), MFS Fund Distributors, Inc. (”MFD”), which serves as the distributor to the mutual funds (the “Funds”) listed on Exhibit A, and MFS Service Center, Inc. (“MFSC”), which serves as transfer agent to the Funds, dated as of the 31st day of October, 2003, as amended to date (collectively, “Agreement”). Terms not otherwise defined herein have the definitions ascribed to them in the Agreement. This Amendment No. 6 to the Agreement (“Amendment”) shall take effect as of January 1, 2008.

1. Exhibit A of the Agreement is deleted and replaced in its entirety with the Exhibit A attached hereto.

2. Except as expressly amended hereby, the Agreement shall continue in full force and effect and unamended.

IN WITNESS WHEREOF, the undersigned have executed this Amendment by their duly authorized officers as of [insert date].

NATIONWIDE FINANCIAL SERVICES, INC.

By:
Name:
Title:

MFS FUND DISTRIBUTORS, INC.

By:
Name:
Title:

MFS SERVICE CENTER, INC.

By:
Name:
Title:

EXHIBIT A

The Service Fees

The Service Fees per annum shall be calculated and paid quarterly if Fund assets administered by NFS are less than $[**] as of December 31 of the prior calendar year, and the Service Fees shall be calculated and paid monthly if such assets are greater than $[**] as of December 31 of the prior calendar year. The Service Fee shall be calculated as an annualized percentage of the average aggregate amount invested in the Funds for the applicable period. The aggregate amount shall be computed by totaling the aggregate investment on each business day during the period and dividing by the total number of business days during the period. The Service Fees will be due and payable only with respect to the Accounts which are identified in advance in writing by NFS or which are easily identifiable on MFS’ systems as being NFS’ accounts. NFS will be solely responsible for informing MFS in advance in writing of any changes to its trading methodologies that would affect the Accounts.

FUNDS AND FEES FOR ALL PLANS ESTABLISHED PRIOR TO JANUARY 1, 2008

FUNDS (CLASS A SHARES)

Fund Name	Basis Points per Annum

Massachusetts Investors Growth Stock Fund	[	**]

Massachusetts Investors Trust	[	**]

MFS® Bond Fund	[	**]

MFS® Capital Opportunities Fund	[	**]

MFS® Core Equity Fund	[	**]

MFS® Core Growth Fund	[	**]

MFS® Diversified Income Fund	[	**]

MFS® Emerging Growth Fund	[	**]

MFS® Global Growth Fund	[	**]

MFS® Global Total Return Fund	[	**]

MFS® Growth Opportunities Fund	[	**]

MFS® High Income Fund	[	**]

MFS® High Yield Opportunity Fund	[	**]

Fund Name	Basis Points per Annum

MFS® Intermediate Bond Fund	[	**]

MFS® International Diversification Fund	[	**]

MFS® International New Discovery Fund	[	**]

MFS® Municipal Income Fund	[	**]

MFS® Mid Cap Growth Fund	[	**]

MFS® New Endeavor Fund	[	**]

MFS® Research Fund	[	**]

MFS® Research Bond Fund	[	**]

MFS® Research International Fund	[	**]

MFS® Strategic Growth Fund	[	**]

MFS® Strategic Income Fund	[	**]

MFS® Strategic Value Fund	[	**]

MFS® Total Return Fund	[	**]

MFS® Value Fund	[	**]

FUNDS AND FEES FOR ALL PLANS ESTABLISHED AFTER JANUARY 1, 2008

FUNDS (CLASS A SHARES)

Fund Name	Basis Points per Annum

MFS® Core Equity Fund	[	**]

MFS® Emerging Growth Fund	[	**]

MFS® High Yield Opportunities Fund	[	**]

MFS® International Diversification Fund	[	**]

MFS® Research International Fund	[	**]

MFS® Sector Rotational Fund	[	**]

MFS® Total Return Fund	[	**]

MFS® ValueFund	[	**]

FOR CLASS R SHARES

The Fee schedule for assets invested in Class R1 Shares shall be calculated and paid in accordance with each Fund’s prospectus, as amended from time to time. The Service Provider shall be entitled to receive Fees for the Class R1 Shares only to the extent such Fees are received by MFD from the Funds.

Currently, the Fee schedule for Class R1 Shares is as follows:

R1 Class

12B-1 Fee	[	**]

Plan Administration and Service Fee	[	**]

Total Fee	[	**]

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

MFS FUND DISTRIBUTORS, INC.

500 Boylston Street

Boston, MA 02116

AMENDMENT NO. 7 TO FUND AGREEMENT

Reference is made to the Fund Agreement dated October 31, 2003 by and among Nationwide Financial Services, Inc. on behalf of its subsidiaries listed on Exhibit B (collectively, “NFS”), MFS Fund Distributors, Inc. (“MFD”) and MFS Service Center, Inc. (“MFSC”) (together with all amendments thereof and supplements and exhibits thereto, the “Agreement”). Terms not otherwise defined herein have the definitions ascribed to them in the Agreement. Except as expressly amended hereby, the Agreement shall continue in full force and effect and unamended. This Amendment No. 7 to the Agreement (“Amendment”) shall take effect as of June 1, 2008.

1. Sources of Payment. Section 9 of the Agreement is hereby amended to add the following paragraphs to the end of that Section:

The parties agree and acknowledge that the source(s) of fees provided for pursuant to this Agreement may, at the discretion of MFS, be comprised of any one or more of the following: (i) shareholder servicing payments paid directly or indirectly by the Funds’ transfer agent and reimbursed by the Funds, (ii) Rule 12b-1 service fees paid by MFS and indirectly to NFS in accordance with the Funds’ Rule 12b-1 Plan, (iii) program servicing fees, paid by MFS or their affiliates from their own resources; or (iv) plan administration and service fees paid by the funds to MFS or their affiliate. The source of payment may change from time to time among these sources at MFS’s discretion, and MFS shall have no obligation to inform NFS Provider as to the source(s) of any payments.

Service Provider acknowledges that it shall not be entitled to any Additional Fee to the extent that it fails to provide MFS with the information and certifications requested by MFS pursuant to Section 25 of this Agreement.

2.	Notice. Section 4 of the Agreement is deleted and replaced with the following

Each notice required by the Agreement shall be given in writing to:

If to NFS:

Nationwide Financial Services, Inc.

One Nationwide Plaza, 2-02-18

Columbus, OH 43215

Attention: AVP – NF Investment Offerings

Fax Number: 614-249-7166

If to MFD:

MFS Fund Distributors, Inc.

500 Boylston Street

Boston, MA 02116

Attention: President

with a copy to:

Massachusetts Financial Services Company

500 Boylston Street

Boston, MA 02116

Attention: General Counsel

If to MFSC:

MFS Service Center, Inc.

500 Boylston Street

Boston, MA 02116

Attention: President

with a copy to:

Massachusetts Financial Services Company

500 Boylston Street

Boston, MA 02116

Attention: General Counsel

A notice given pursuant to this Section 4 shall be deemed given immediately when delivered personally, three days after the date of certified mailing, or one day after delivery by courier service.

3. EXHIBIT A . Exhibit A of the Agreement is amended by deleting the text in the section entitled FOR CLASS R SHARES and replacing it with the following:

FOR CLASS R SHARES

The Fee schedule for assets invested in Class R1, Class R2, Class R3, and Class R4 Shares shall be calculated and paid in accordance with each Fund’s prospectus, as amended from time to time. NFS shall be entitled to receive Fees for Class R1, R2, and R3 Shares only to the extent such Fees are received by MFS from its affiliate or the Funds.

Share Class	R1 Class	R2 Class*	R3 Class	R4 Class
12b-1 Fee	[**]	[**]	[**]	[**]
Additional Fee	[**]	[**]	[**]	[**]
*	MFS Limited Maturity Fund R2 has a 12b-1 Fee of [**]%

2

IN WITNESS WHEREOF, the undersigned have executed this Amendment by their duly authorized officers as of the date first set forth above.

NATIONWIDE FINANCIAL SERVICES INC.

By:
Name: Title:

MFS FUND DISTRIBUTORS, INC.

By:
Name: Title:

MFS SERVICE CENTER, INC

By:
Name: Title:

3

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

MFS FUND DISTRIBUTORS, INC.

500 Boylston Street

Boston, MA 02116

AMENDMENT NO. 8 TO FUND AGREEMENT

Reference is made to the Fund Agreement dated October 31, 2003 by and among Nationwide Financial Services, Inc. on behalf of its subsidiaries listed on Exhibit B (collectively, “NFS”), MFS Fund Distributors, Inc. (“MFD”) and MFS Service Center, Inc. (“MFSC”) (together with all amendments thereof and supplements and exhibits thereto, the “Agreement”). Terms not otherwise defined herein have the definitions ascribed to them in the Agreement. Except as expressly amended hereby, the Agreement shall continue in full force and effect and unamended. This Amendment No. 8 to the Agreement (“Amendment”) shall take effect as of February 5, 2009.

1.	Exhibit A of the Agreement is deleted in its entirety and replaced with the Exhibit A attached hereto.

2.	Section 23 of the Agreement is deleted in its entirety and replaced with the following:

23. Privacy and Confidentiality Information. For purposes of this Section, “Customer Information” means non-public personally identifiable information as defined in the Gramm-Leach-Bliley Act and the rules and regulations promulgated thereunder. Each party agrees not to use, disclose or distribute to others Customer Information except as necessary to perform the terms of this Agreement and each party agrees to comply with all applicable provisions of the Gramm-Leach-Bliley Act and any rules or regulations thereunder.

For purposes of this Section, “Confidential Information” means any data or information regarding a party’s proprietary or confidential information that is designated as such in writing or that it should reasonably be known as such by the receiving party. Confidential Information does not include information that (a) was in the public domain prior to the date of this Agreement or subsequently came into the public domain through no fault of the receiving party (“Receiving Party”) or by no violation of this Agreement; (b) was lawfully received by the Receiving Party from a third party free of any obligation of confidence of such third party; (c) was already in the possession of the Receiving Party prior to receipt thereof directly or indirectly from the disclosing party (“Disclosing Party”); (d) is required to be disclosed pursuant to applicable laws, regulatory or legal process, subpoena or court order; (e) is subsequently and independently developed by employees, consultants or agents of the Receiving Party without reference to or use of the Confidential Information disclosed under this Agreement; or (f) the annual fees payable to Nationwide under this Agreement as set forth in Exhibit A. Each of the parties warrants to the other that it shall not disclose to any person any Confidential Information which it may acquire in the performance of this Agreement; nor shall it use such Confidential Information for any purposes other than to fulfill its contractual obligations under this Agreement and it will maintain the other party’s Customer and Confidential Information with reasonable care, which shall not be less than the degree of care it would use for its own such information.

In the event Confidential Information includes Customer Information, the Customer Information clause controls.

3.	A new section 25 is added to the Agreement as follows:

25. Disclosure. Each party may disclose that it has entered into this arrangement. Further, each party may disclose the annual fees payable to Nationwide under this Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Amendment by their duly authorized officers as of the date first set forth above.

NATIONWIDE FINANCIAL SERVICES INC.

By:
Name: Karen R. Colvin
Title: AVP NF Investment Offerings

MFS FUND DISTRIBUTORS, INC.

By:
Name: James Jessee
Title: President

MFS SERVICE CENTER, INC

By:
Name: Maureen Leary Jago
Title: President MFSC

EXHIBIT A

The Service Fees

The Service Fees per annum shall be calculated and paid quarterly if Fund assets administered by NFS are less than $[**] as of December 31 of the prior calendar year, and the Service Fees shall be calculated and paid monthly if such assets are greater than $[**] as of December 31 of the prior calendar year. The Service Fee shall be calculated as an annualized percentage of the average aggregate amount invested in the Funds for the applicable period. The aggregate amount shall be computed by totaling the aggregate investment on each business day during the period and dividing by the total number of business days during the period. The Service Fees will be due and payable only with respect to the Accounts which are identified in advance in writing by NFS or which are easily identifiable on MFS’ systems as being NFS’ accounts. NFS will be solely responsible for informing MFS in advance in writing of any changes to its trading methodologies that would affect the Accounts.

FUNDS AND FEES FOR ALL PLANS ESTABLISHED PRIOR TO JANUARY 1, 2008 FUNDS (CLASS A SHARES)

Fund Name	Basis Points per Annum
Massachusetts Investors Growth Stock Fund	[**]
Massachusetts Investors Trust	[**]
MFS® Bond Fund	[**]
MFS® Core Equity Fund	[**]
MFS® Core Growth Fund	[**]
MFS® Diversified Income Fund	[**]
MFS® Global Growth Fund	[**]
MFS® Global Total Return Fund	[**]
MFS® Growth Fund	[**]
MFS® High Income Fund	[**]
MFS® High Yield Opportunities Fund	[**]
MFS® International Diversification Fund	[**]
MFS® International New Discovery Fund	[**]
MFS® Municipal Income Fund	[**]
MFS® Mid Cap Growth Fund	[**]
MFS® New Endeavor Fund	[**]
MFS® Research Fund	[**]
MFS® Research Bond Fund	[**]
MFS® Research International Fund	[**]
MFS® Strategic Growth Fund	[**]
MFS® Strategic Income Fund	[**]
MFS® Strategic Value Fund	[**]
MFS® Total Return Fund	[**]
MFS® Value Fund	[**]

FUNDS AND FEES FOR ALL PLANS ESTABLISHED AFTER JANUARY 1, 2008 FUNDS (CLASS A SHARES)

Fund Name	Basis Points per Annum
MFS® Core Equity Fund	[**]
MFS® Emerging Growth Fund	[**]
MFS® High Yield Opportunities Fund	[**]
MFS® International Diversification Fund	[**]
MFS® Research International Fund	[**]
MFS® Sector Rotational Fund	[**]
MFS® Total Return Fund	[**]
MFS® Utilities Fund	[**]
MFS® Value Fund	[**]
MFS® International Value Fund	[**]

FOR CLASS R SHARES

The Fee schedule for assets invested in Class R1, Class R2, Class R3, and Class R4 Shares shall be calculated and paid in accordance with each Fund’s prospectus, as amended from time to time. NFS shall be entitled to receive Fees for Class R1, R2, and R3 Shares only to the extent such Fees are received by MFS from its affiliate or the Funds.

Share Class	R1 Class	R2 Class*	R3 Class	R4 Class
12b-1 Fee	[**]	[**]	[**]	[**]
Additional Fee	[**]	[**]	[**]	[**]

*	MFS Limited Maturity Fund R2 has a 12b-1 Fee of [**]%

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

MFS FUND DISTRIBUTORS, INC.

500 Boylston Street

Boston, MA 02116

AMENDMENT NO. 9 TO FUND AGREEMENT

Reference is made to the Fund Agreement dated October 31, 2003 by and among Nationwide Financial Services, Inc. on behalf of its subsidiaries listed on Exhibit B (collectively, “NFS”), MFS Fund Distributors, Inc. (“MFD”) and MFS Service Center, Inc. (“MFSC”) (together with all amendments thereof and supplements and exhibits thereto, the “Agreement”). Terms not otherwise defined herein have the definitions ascribed to them in the Agreement. Except as expressly amended hereby, the Agreement shall continue in full force and effect and unamended. This Amendment No. 9 to the Agreement (“Amendment”) shall take effect as of February 22, 2011.

1.	Notice. The Notice section of the Agreement is hereby updated with the following information for Nationwide:

Nationwide Financial Services, Inc.

One Nationwide Plaza, 1-12-101

Columbus, OH 43215

Attention: AVP, Operations and 3rd Party Relations

Fax Number: 614-249-7166

2.	Exhibit A of the Agreement is deleted in its entirety and replaced with the Exhibit A attached hereto.

3.	Exhibit B of the Agreement is deleted in its entirety and replaced with the Exhibit B attached hereto.

IN WITNESS WHEREOF, the undersigned have executed this Amendment by their duly authorized officers as of the date first set forth above.

NATIONWIDE FINANCIAL SERVICES INC.		MFS SERVICE CENTER, INC

By:		By:
	Name: Steven D. Pierce Title: AVP, NIA Operations & 3rd Party Relations		Name: Maureen Leary Jago Title: President

MFS FUND DISTRIBUTORS, INC.

By:
Name: James Jessee Title: President

EXHIBIT A

The Service Fees

The Service Fees per annum shall be calculated and paid quarterly if Fund assets administered by NFS are less than $1 billion as of December 31 of the prior calendar year, and the Service Fees shall be calculated and paid monthly if such assets are greater than $1 billion as of December 31 of the prior calendar year. The Service Fee shall be calculated as an annualized percentage of the average aggregate amount invested in the Funds for the applicable period. The aggregate amount shall be computed by totaling the aggregate investment on each business day during the period and dividing by the total number of business days during the period. The Service Fees will be due and payable only with respect to the Accounts which are identified in advance in writing by NFS or which are easily identifiable on MFS’ systems as being NFS’ accounts. NFS will be solely responsible for informing MFS in advance in writing of any changes to its trading methodologies that would affect the Accounts.

FUNDS AND FEES FOR ALL PLANS ESTABLISHED PRIOR TO JANUARY 1, 2008 FUNDS (CLASS A SHARES)

Fund Name	Basis Points per Annum
Massachusetts Investors Growth Stock Fund	[**]
Massachusetts Investors Trust	[**]
MFS® Bond Fund	[**]
MFS® Core Equity Fund	[**]
MFS® Core Growth Fund	[**]
MFS® Diversified Income Fund	[**]
MFS® Global Growth Fund	[**]
MFS® Global Total Return Fund	[**]
MFS® Growth Fund	[**]
MFS® High Income Fund	[**]
MFS® High Yield Opportunities Fund	[**]
MFS® International Diversification Fund	[**]
MFS® International New Discovery Fund	[**]
MFS® Municipal Income Fund	[**]
MFS® Mid Cap Growth Fund	[**]
MFS® Research Fund	[**]
MFS® Research Bond Fund	[**]
MFS® Research International Fund	[**]
MFS® Strategic Income Fund	[**]
MFS® Total Return Fund	[**]
MFS® Value Fund	[**]

FUNDS AND FEES FOR ALL PLANS ESTABLISHED AFTER JANUARY 1, 2008 (Pensions Only)

FUNDS (CLASS A SHARES)

Fund Name	Basis Points per Annum
MFS® Core Equity Fund	[**]
MFS® Growth Fund	[**]
MFS® Emerging Markets Debt Fund	[**]
MFS® High Yield Opportunities Fund	[**]
MFS® International Diversification Fund	[**]
MFS® International Value Fund	[**]
MFS® Research International Fund	[**]
MFS® Sector Rotational Fund	[**]
MFS® Total Return Fund	[**]
MFS® Utilities Fund	[**]
MFS® Value Fund	[**]

FOR CLASS R SHARES

The Fee schedule for assets invested in Class R1, Class R2, Class R3, and Class R4 Shares shall be calculated and paid in accordance with each Fund’s prospectus, as amended from time to time. NFS shall be entitled to receive Fees for Class R1, R2, and R3 Shares only to the extent such Fees are received by MFS from its affiliate or the Funds.

Share Class	R1 Class	R2 Class*	R3 Class	R4 Class
12b-1 Fee	[**]	[**]	[**]	[**]
Additional Fee	[**]	[**]	[**]	[**]

*	MFS Limited Maturity Fund R2 has a 12b-1 Fee of 0.40%

EXHIBIT B

Subsidiary Life Insurance Companies

Nationwide Life Insurance Company

Nationwide Life and Annuity Insurance Company

Other Subsidiaries

Nationwide Trust Company, FSB, a division of Nationwide Bank

Nationwide Investment Services Corporation

Nationwide Retirement Solutions, Inc., and subsidiaries and affiliates

Nationwide Investment Advisors, LLC

Any other existing or future direct or indirect subsidiaries of Nationwide Financial Services, Inc. issuing Separate Accounts, offering Trust/Custodial Accounts, or performing duties or obligations hereunder on behalf of Nationwide provided that such subsidiary is duly formed, validly existing and has all necessary licenses.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT NO. 10 TO FUND AGREEMENT

Reference is made to the Fund Agreement dated October 31, 2003 by and among Nationwide Financial Services, Inc. on behalf of its subsidiaries listed on Exhibit B (collectively, “NFS”), MFS Fund Distributors, Inc. (“MFD”) and MFS Service Center, Inc. (“MFSC”) (together with all amendments thereof and supplements and exhibits thereto, the “Agreement”). Terms not otherwise defined herein have the definitions ascribed to them in the Agreement. Except as expressly amended hereby, the Agreement shall continue in full force and effect and unamended. This Amendment No. 10 to the Agreement (“Amendment”) shall take effect as of September 4, 2012.

Exhibit A. Exhibit A of the Agreement is deleted in its entirety and replaced with Exhibit A as attached hereto.

IN WITNESS WHEREOF, the undersigned have executed this Amendment by their duly authorized officers as of the date first set forth above.

NATIONWIDE FINANCIAL SERVICES INC.		MFS SERVICE CENTER, INC

By:		By:
	Name: Steven D.Pierce Title: AVP, IMG External Funds Management Operations		Name: Maureen Leary Jago Title: President

MFS FUND DISTRIBUTORS, INC.

By:
Name: James Jessee Title: President

Exhibit A

The Service Fees

The Service Fees per annum shall be calculated and paid quarterly if Fund assets administered by NFS are less than $[**]as of December 31 of the prior calendar year, and the Service Fees shall be calculated and paid monthly if such assets are greater than $[**]as of December 31 of the prior calendar year. The Service Fee shall be calculated as an annualized percentage of the average aggregate amount invested in the Funds for the applicable period. The aggregate amount shall be computed by totaling the aggregate investment on each business day during the period and dividing by the total number of business days during the period. The Service Fees will be due and payable only with respect to the Accounts which are identified in advance in writing by NFS or which are easily identifiable on MFS’ systems as being NFS’ accounts. NFS will be solely responsible for informing MFS in advance in writing of any changes to its trading methodologies that would affect the Accounts. NFS acknowledges and agrees that if it fails to notify MFS in writing within 150 days after the end of the calendar quarter that it either has not received a payment owed to it under this Agreement or if it disputes the calculation of the amount paid for such quarter, then NFS waives any and all rights to receive such payment from MFS.

FUNDS AND FEES FOR ALL PLANS ESTABLISHED PRIOR TO JANUARY 1, 2008 (Class A shares only)

Fund Name	Symbol	Basis Points per Annum
Massachusetts Investors Growth Stock Fund	MIGFX	[**]
Massachusetts Investors Trust	MITTX	[**]
MFS Bond Fund	MFBFX	[**]
MFS Core Equity Fund	MRGAX	[**]
MFS Diversified Income Fund	DIFAX	[**]
MFS Global Growth Fund	MWOFX	[**]
MFS Global Total Return Fund	MFWTX	[**]
MFS Growth Fund	MFEGX	[**]
MFS High Income Fund	MHITX	[**]
MFS High Yield Opportunities Fund	MHOAX	[**]
MFS International Diversification Fund	MDIDX	[**]
MFS International New Discovery Fund	MIDAX	[**]
MFS Municipal Income Fund	MFIAX	[**]
MFS Mid Cap Growth Fund	OTCAX	[**]
MFS Research Fund	MFRFX	[**]
MFS Research Bond Fund	MRBFX	[**]
MFS Research International Fund	MRSAX	[**]
MFS Strategic Income Fund	MFIOX	[**]
MFS Total Return Fund	MSFRX	[**]
MFS Value Fund	MEIAX	[**]

FUNDS AND FEES FOR ALL PLANS ESTABLISHED AFTER TO JANUARY 1, 2008 (Class A shares only – Pensions Only)

Fund Name	Symbol	Additional Fee
MFS Core Equity Fund	MRGAX	[**]
MFS Emerging Markets Debt Fund	MEDAX	[**]
MFS Equity Opportunities Fund	SRFAX	[**]
MFS Growth Fund	MFEGX	[**]
MFS High Yield Opportunities Fund	MHOAX	[**]
MFS International Diversification Fund	MDIDX	[**]
MFS International Value Fund	MGIAX	[**]
MFS Research International Fund	MRSAX	[**]
MFS Total Return Fund	MSFRX	[**]
MFS Utilities Fund	MMUFX	[**]
MFS Value Fund	MEIAX	[**]

FOR CLASS R SHARES

The fee schedule for assets invested in Class R1, R2, R3, and R4 Shares shall be calculated and paid in accordance with each Fund’s prospectus, as amended from time to time. No fee shall be payable on Class R5. In addition, NFS shall be entitled to receive the Additional Fee specified in the table below. NFS shall be entitled to receive Fees for the Class R Shares only to the extent such Fees are received by MFS from its affiliate or the Funds.

	R1 Class	R2 Class *	R3 Class	R4 Class	R5 Class
12b-1 Fee	[**]	[**]	[**]	[**]	[**]
Additional Fee	[**]	[**]	[**]	[**]	[**]

*	MFS Limited Maturity Fund R2 has a 12b-1 Fee of [**]%

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT NO. 11 TO FUND AGREEMENT

Reference is made to the Fund Agreement dated October 31, 2003 by and among Nationwide Financial Services, Inc. on behalf of its subsidiaries listed on Exhibit B (collectively, “NFS”), MFS Fund Distributors, Inc. (“MFD”) and MFS Service Center, Inc. (“MFSC”) (together with all amendments thereof and supplements and exhibits thereto, the “Agreement”). Terms not otherwise defined herein have the definitions ascribed to them in the Agreement. Except as expressly amended hereby, the Agreement shall continue in full force and effect and unamended. This Amendment No. 11 to the Agreement (“Amendment”) shall take effect as of June 2, 2014.

Exhibit A. Exhibit A of the Agreement is deleted in its entirety and replaced with Exhibit A as attached hereto.

IN WITNESS WHEREOF, the undersigned have executed this Amendment by their duly authorized officers as of the date first set forth above.

NATIONWIDE FINANCIAL SERVICES INC.			MFS SERVICE CENTER, INC

By:			By:
	Name:	Steven D.Pierce		Name:	Maureen Leary Jago
	Title:	AVP, External Funds Mgmt		Title:	President

MFS FUND DISTRIBUTORS, INC.

By:
	Name:	James Jessee
	Title:	President

Exhibit A

The Service Fees

The Service Fee shall be calculated as an annualized percentage of the average aggregate amount invested in the Funds for the applicable period. The aggregate amount shall be computed by totaling the aggregate investment on each business day during the period and dividing by the total number of business days during the period. The Service Fees will be due and payable only with respect to the Accounts which are identified in advance in writing by NFS or which are easily identifiable on MFS’ systems as being NFS’ accounts. NFS will be solely responsible for informing MFS in advance in writing of any changes to its trading methodologies that would affect the Accounts. NFS acknowledges and agrees that if it fails to notify MFS in writing within 150 days after the end of the calendar quarter that it either has not received a payment owed to it under this Agreement or if it disputes the calculation of the amount paid for such quarter, then NFS waives any and all rights to receive such payment from MFS.

FUNDS AND FEES FOR ALL PLANS ESTABLISHED PRIOR TO JANUARY 1, 2008 (Class A shares only)

Fund Name	Symbol	Basis Points per Annum
Massachusetts Investors Growth Stock Fund	MIGFX	[**]
Massachusetts Investors Trust	MITTX	[**]
MFS Bond Fund	MFBFX	[**]
MFS Core Equity Fund	MRGAX	[**]
MFS Diversified Income Fund	DIFAX	[**]
MFS Global Growth Fund	MWOFX	[**]
MFS Global High Yield Fund	MHOAX	[**]
MFS Global Total Return Fund	MFWTX	[**]
MFS Growth Fund	MFEGX	[**]
MFS High Income Fund	MHITX	[**]
MFS International Diversification Fund	MDIDX	[**]
MFS International New Discovery Fund	MIDAX	[**]
MFS Municipal Income Fund	MFIAX	[**]
MFS Mid Cap Growth Fund	OTCAX	[**]
MFS Research Fund	MFRFX	[**]
MFS Research Bond Fund	MRBFX	[**]
MFS Research International Fund	MRSAX	[**]
MFS Strategic Income Fund	MFIOX	[**]
MFS Total Return Fund	MSFRX	[**]
MFS Value Fund	MEIAX	[**]

FUNDS AND FEES FOR ALL PLANS ESTABLISHED AFTER JANUARY 1, 2008

(Class A shares only –Private Sector Line of Business Only)**

Fund Name	Symbol	Additional Fee
MFS Core Equity Fund	MRGAX	[**]
MFS Emerging Markets Debt Fund	MEDAX	[**]
MFS Equity Opportunities Fund	SRFAX	[**]
MFS Global High Yield Fund	MHOAX	[**]
MFS Growth Fund	MFEGX	[**]
MFS International Diversification Fund	MDIDX	[**]
MFS International Value Fund	MGIAX	[**]
MFS MidCap Value	MVCAX	[**]
MFS Research International Fund	MRSAX	[**]
MFS Total Return Fund	MSFRX	[**]
MFS Utilities Fund	MMUFX	[**]
MFS Value Fund	MEIAX	[**]

FOR CLASS R SHARES

The fee schedule for assets invested in Class R1, R2, R3, and R4 Shares shall be calculated and paid in accordance with each Fund’s prospectus, as amended from time to time. No fee shall be payable on Class R5. In addition, NFS shall be entitled to receive the Additional Fee specified in the table below. NFS shall be entitled to receive Fees for the Class R Shares only to the extent such Fees are received by MFS from its affiliate or the Funds.

	R1 Class	R2 Class *	R3 Class	R4 Class	R5 Class
12b-1 Fee	[**]	[**]	[**]	[**]	[**]
Additional Fee	[**]	[**]	[**]	[**]	[**]

*	MFS Limited Maturity Fund R2 has a 12b-1 Fee of [**]%
**

NFS is responsible for calculating such fees and sending periodic invoices to MFS. NFS will, at MFS’ request, provide copies of historical records necessary to enable MFS or its representatives to verify the accuracy of any information provided by NFS which forms the basis of the fee calculation.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT NO. 12 TO FUND AGREEMENT

Reference is made to the Fund Agreement dated October 31, 2003 by and among Nationwide Financial Services, Inc. on behalf of its subsidiaries listed on Exhibit B (collectively, “NFS”), MFS Fund Distributors, Inc. (“MFD”) and MFS Service Center, Inc. (“MFSC”) (together with all amendments thereof and supplements and exhibits thereto, the “Agreement”). Terms not otherwise defined herein have the definitions ascribed to them in the Agreement. Except as expressly amended hereby, the Agreement shall continue in full force and effect and unamended. This Amendment No. 12 to the Agreement (“Amendment”) shall take effect as of June 2, 2014.

WHEREAS, through error, Amendment No. 11 reflected an increase in the “Additional Fee” for the R4 Class of the Funds from [**]% per annum to [**]% per annum; and

WHEREAS, it was and remains the intention of the parties that at all times the Additional Fee remain [**]% per annum and the parties wish to correct this error;

NOW, THEREFORE, the parties hereby agree to amend the Agreement as follows:

Exhibit A. Exhibit A of the Agreement is deleted in its entirety and replaced with Exhibit A as attached hereto.

IN WITNESS WHEREOF, the undersigned have executed this Amendment by their duly authorized officers as of the date first set forth above.

NATIONWIDE FINANCIAL SERVICES INC.			MFS SERVICE CENTER, INC

By:			By:
	Name:	Steven D. Pierce		Name:	Margarheeta C. Wise
	Title:	AVP, External Funds Mgmt		Title:	President

MFS FUND DISTRIBUTORS, INC.

By:
Name: James Jessee
Title: President

Exhibit A

The Service Fees

The Service Fee shall be calculated as an annualized percentage of the average aggregate amount invested in the Funds for the applicable period. The aggregate amount shall be computed by totaling the aggregate investment on each business day during the period and dividing by the total number of business days during the period. The Service Fees will be due and payable only with respect to the Accounts which are identified in advance in writing by NFS or which are easily identifiable on MFS’ systems as being NFS’ accounts. NFS will be solely responsible for informing MFS in advance in writing of any changes to its trading methodologies that would affect the Accounts. NFS acknowledges and agrees that if it fails to notify MFS in writing within 150 days after the end of the calendar quarter that it either has not received a payment owed to it under this Agreement or if it disputes the calculation of the amount paid for such quarter, then NFS waives any and all rights to receive such payment from MFS.

FUNDS AND FEES FOR ALL PLANS ESTABLISHED PRIOR TO JANUARY 1, 2008 (Class A shares only)

Fund Name	Symbol	Basis Points per Annum
Massachusetts Investors Growth Stock Fund	MIGFX	[**]
Massachusetts Investors Trust	MITTX	[**]
MFS Bond Fund	MFBFX	[**]
MFS Core Equity Fund	MRGAX	[**]
MFS Diversified Income Fund	DIFAX	[**]
MFS Global Growth Fund	MWOFX	[**]
MFS Global High Yield Fund	MHOAX	[**]
MFS Global Total Return Fund	MFWTX	[**]
MFS Growth Fund	MFEGX	[**]
MFS High Income Fund	MHITX	[**]
MFS International Diversification Fund	MDIDX	[**]
MFS International New Discovery Fund	MIDAX	[**]
MFS Municipal Income Fund	MFIAX	[**]
MFS Mid Cap Growth Fund	OTCAX	[**]
MFS Research Fund	MFRFX	[**]
MFS Research Bond Fund	MRBFX	[**]
MFS Research International Fund	MRSAX	[**]
MFS Strategic Income Fund	MFIOX	[**]
MFS Total Return Fund	MSFRX	[**]
MFS Value Fund	MEIAX	[**]

FUNDS AND FEES FOR ALL PLANS ESTABLISHED AFTER JANUARY 1, 2008

(Class A shares only –Private Sector Line of Business Only)**

Fund Name	Symbol	Additional Fee
MFS Core Equity Fund	MRGAX	[**]
MFS Emerging Markets Debt Fund	MEDAX	[**]
MFS Equity Opportunities Fund	SRFAX	[**]
MFS Global High Yield Fund	MHOAX	[**]
MFS Growth Fund	MFEGX	[**]
MFS International Diversification Fund	MDIDX	[**]
MFS International Value Fund	MGIAX	[**]
MFS MidCap Value	MVCAX	[**]
MFS Research International Fund	MRSAX	[**]
MFS Total Return Fund	MSFRX	[**]
MFS Utilities Fund	MMUFX	[**]
MFS Value Fund	MEIAX	[**]

FOR CLASS R SHARES

The fee schedule for assets invested in Class R1, R2, R3, and R4 Shares shall be calculated and paid in accordance with each Fund’s prospectus, as amended from time to time. No fee shall be payable on Class R5. In addition, NFS shall be entitled to receive the Additional Fee specified in the table below. NFS shall be entitled to receive Fees for the Class R Shares only to the extent such Fees are received by MFS from its affiliate or the Funds.

	R1 Class	R2 Class *	R3 Class	R4 Class	R5 Class
12b-1 Fee	[**]	[**]	[**]	[**]	[**]
Additional Fee	[**]	[**]	[**]	[**]	[**]

*	MFS Limited Maturity Fund R2 has a 12b-1 Fee of [**]%
**

NFS is responsible for calculating such fees and sending periodic invoices to MFS. NFS will, at MFS’ request, provide copies of historical records necessary to enable MFS or its representatives to verify the accuracy of any information provided by NFS which forms the basis of the fee calculation.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT NO. 13 TO FUND AGREEMENT

Reference is made to the Fund Agreement dated October 31, 2003 by and among Nationwide Financial Services, Inc. on behalf of its subsidiaries listed on Exhibit B (collectively, “NFS”), MFS Fund Distributors, Inc. (“MFD”) and MFS Service Center, Inc. (“MFSC”) (together with all amendments thereof and supplements and exhibits thereto, the “Agreement”). Terms not otherwise defined herein have the definitions ascribed to them in the Agreement. Except as expressly amended hereby, the Agreement shall continue in full force and effect and unamended. This Amendment No. 13 to the Agreement (“Amendment”) shall take effect as of September 1, 2016.

WHEREAS, the parties desire to amend the Agreement to clarify the nature of the services provided thereunder and the associated payment responsibilities;

NOW, THEREFORE, the parties hereby agree to amend the Agreement as follows:

1.	The first paragraph of Section 9 of the Agreement is hereby restated as follows:

“As consideration for the Services provided by NFS pursuant to this Agreement, MFD and MFSC, severally and not jointly, each agrees to pay NFS the fees described in Exhibit A (collectively, the “Service Fees”). NFS acknowledges and agrees that such Service Fees are paid only for the provision of administrative services as set forth on Exhibit C, and are not intended to constitute payments in any manner for investment advisory, distribution services or any activity that is primarily intended to result in the sale of Fund shares.”

2.	Exhibit A of the Agreement is deleted in its entirety and replaced with Exhibit A as attached hereto.

3.	Exhibit C of the Agreement is deleted in its entirety and replaced with Exhibit C as attached hereto.

IN WITNESS WHEREOF, the undersigned have executed this Amendment by their duly authorized officers as of the date first set forth above.

NATIONWIDE FINANCIAL SERVICES INC.		MFS SERVICE CENTER, INC

By:		By:
	Name: Steven D. Pierce		Name: Margarheeta C. Wise
	Title: AVP, External Funds Mgmt		Title: President

MFS FUND DISTRIBUTORS, INC.

By:
Name:
Title:

Exhibit A

The Service Fees

The Service Fees shall be calculated as an annualized percentage of the average aggregate amount invested in the Funds for the applicable period. The aggregate amount shall be computed by totaling the aggregate investment on each business day during the period and dividing by the total number of business days during the period. The Service Fees will be due and payable only with respect to the Accounts which are identified in advance in writing by NFS or which are easily identifiable on MFS’ systems as being NFS’ accounts. NFS will be solely responsible for informing MFS in advance in writing of any changes to its trading methodologies that would affect the Accounts. NFS acknowledges and agrees that if it fails to notify MFS in writing within 150 days after the end of the calendar quarter that it either has not received a payment owed to it under this Agreement or if it disputes the calculation of the amount paid for such quarter, then NFS waives any and all rights to receive such payment from MFS. The Service Fees are in addition to any 12b-1 fees that may be payable to NFS pursuant to a Fund’s prospectus.

FUNDS AND FEES FOR ALL PLANS ESTABLISHED PRIOR TO JANUARY 1, 2008 (Class A shares only)

Fund Name	Symbol	Service Fee Payable by MFSC per annum	Service Fee Payable by MFD per annum
Massachusetts Investors Growth Stock Fund	MIGFX	[**]	[**]
Massachusetts Investors Trust	MITTX	[**]	[**]
MFS Bond Fund	MFBFX	[**]	[**]
MFS Core Equity Fund	MRGAX	[**]	[**]
MFS Diversified Income Fund	DIFAX	[**]	[**]
MFS Global Growth Fund	MWOFX	[**]	[**]
MFS Global High Yield Fund	MHOAX	[**]	[**]
MFS Global Total Return Fund	MFWTX	[**]	[**]
MFS Growth Fund	MFEGX	[**]	[**]
MFS High Income Fund	MHITX	[**]	[**]
MFS International Diversification Fund	MDIDX	[**]	[**]
MFS International New Discovery Fund	MIDAX	[**]	[**]
MFS Municipal Income Fund	MFIAX	[**]	[**]
MFS Mid Cap Growth Fund	OTCAX	[**]	[**]
MFS Research Fund	MFRFX	[**]	[**]
MFS Research Bond Fund	MRBFX	[**]	[**]
MFS Research International Fund	MRSAX	[**]	[**]
MFS Strategic Income Fund	MFIOX	[**]	[**]
MFS Total Return Fund	MSFRX	[**]	[**]
MFS Value Fund	MEIAX	[**]	[**]

FUNDS AND FEES FOR ALL PLANS ESTABLISHED AFTER JANUARY 1, 2008

(Class A shares only –Private Sector Line of Business Only)*

Fund Name	Symbol	Fee Payable by MFSC per annum	Fee Payable by MFD per annum
MFS Core Equity Fund	MRGAX	0.135%	0.115%
MFS Emerging Markets Debt Fund	MEDAX	[**]	[**]
MFS Equity Opportunities Fund	SRFAX	[**]	[**]
MFS Global High Yield Fund	MHOAX	[**]	[**]
MFS Growth Fund	MFEGX	[**]	[**]
MFS International Diversification Fund	MDIDX	[**]	[**]
MFS International Value Fund	MGIAX	[**]	[**]
MFS MidCap Value	MVCAX	[**]	[**]
MFS Research International Fund	MRSAX	[**]	[**]
MFS Total Return Fund	MSFRX	[**]	[**]
MFS Utilities Fund	MMUFX	[**]	[**]
MFS Value Fund	MEIAX	[**]	[**]

FOR CLASS R SHARES

The fee schedule for assets invested in Class R1, R2, R3, and R4 Shares shall be calculated and paid in accordance with each Fund’s prospectus, as amended from time to time. No fee shall be payable on Class R5.

	R1 Class	R2 Class	R3 Class	R4 Class	R6 Class
Fee Payable by MFSC per annum	[**]	[**]	[**]	[**]	[**]
Fee Payable by MFD per annum	[**]	[**]	[**]	[**]	[**]

*

NFS is responsible for calculating such fees and sending periodic invoices to MFS. NFS will, at MFS’ request, provide copies of historical records necessary to enable MFS or its representatives to verify the accuracy of any information provided by NFS which forms the basis of the fee calculation.

EXHIBIT C

Services and Fees

Services Provided by Nationwide for Service Fees

Pursuant to the Agreement, Nationwide shall perform and incur expenses for all administrative services with respect to the Plans and their plan participants, including but not limited to, the following:

1.

Maintaining separate records for each plan participant, which shall reflect the Portfolio shares purchased and redeemed and Portfolio share balances of such plan participant. Nationwide will maintain a single master account with each Portfolio on behalf of plan participants and such account shall be in the name of Nationwide (or its designee) as record owner of shares owned by plan participants.

2.	Disbursing or crediting to plan participants all proceeds of redemptions of shares of the Portfolios and all dividends and other distributions not reinvested in shares of the Portfolios.

3.

Preparing and transmitting to plan participants, as required by law, periodic statements showing the total number of shares owned by plan participants as of the statement closing date, purchases and redemptions of Portfolio shares by the plan participants during the period covered by the statement and the dividends and other distributions paid during the statement period (whether paid in cash or reinvested in Portfolio shares), and such other information as may be required, from time to time, by plan participants.

4.	Supporting and responding to service inquiries from plan participants.

5.	Maintaining and preserving all records required by law to be maintained and preserved in connection with providing the Services for plan participants.

6.	Generating written confirmations and quarterly statements to plan participants.

7.

Distributing to plan participants, to the extent required by applicable law, Portfolios’ prospectuses, proxy materials, periodic fund reports to plan participants and other materials that the Portfolios are required by law or otherwise to provide to their plan participants.

8.	Transmitting purchase and redemption orders to the Company or its designee on behalf of the plan participants.

Fees for Services

1.

In consideration for the services as described in Exhibit C to be provided by Nationwide to the Plans for the benefit of the Company, the Company will calculate and pay Nationwide fees for the administrative and distribution services it provides (“Fees” or “Service Fees”) as set forth in Exhibit A. The Company will pay the Fees at an annualized rate equal to the rates shown above of the average daily net assets of each Fund held by the Separate Accounts and/or the Trust/Custodial Accounts during the period in which they were earned.

2.	The Fees will be paid to Nationwide as soon as practicable, but no later than 30 days after the end of the period in which they were earned. The Fees will be paid on a quarterly or monthly basis.

3.

If participant-level information is gathered and retained by Nationwide and there is an arrangement to pay per-participant fees, then no later than 10 days after the end of the period in which Fees are earned, Nationwide will send a statement to the Company indicating the number of plan participants in the Plans, and the average account size of such accounts. The average account size shall be calculated by dividing the average daily net assets, calculated as provided herein, by the number of plan participants in the Plans.

4.	Nationwide and the Company agree that the Fees described in this Agreement do not constitute payment in any manner for investment advisory or distribution services.

5.

The parties agree that Fees will be paid to Nationwide according to this Agreement with respect to each Fund as long as shares of such Fund are held by the Separate Accounts and/or the Trust/Custodial Accounts. This provision will survive termination of this Agreement.

6.

MFD recognizes that Nationwide incurs certain expenses relating to offering Funds through Nationwide Trust Company, FSB, (a division of Nationwide Bank). If the Company has Funds participating through Nationwide Trust Company, FSB, MFD agrees to pay a $1,500 set up fee, per fund. This fee does not apply to Funds participating in the Separate Accounts or the Custodial Accounts not offered through Nationwide Trust Company, FSB. Nationwide will invoice MFD for this fee.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT

MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT NO. 14 TO FUND AGREEMENT

Reference is made to the Fund Agreement dated October 31, 2003 by and among Nationwide Financial Services, Inc. on behalf of its subsidiaries listed on Exhibit B (collectively, “NFS”), MFS Fund Distributors, Inc. (“MFD”) and MFS Service Center, Inc. (“MFSC”) (together with all amendments thereof and supplements and exhibits thereto, the “Agreement”). Terms not otherwise defined herein have the definitions ascribed to them in the Agreement. Except as expressly amended hereby, the Agreement shall continue in full force and effect and unamended. This Amendment No. 14 to the Agreement (“Amendment”) shall take effect as of October 1, 2018.

WHEREAS, the parties desire to amend the Agreement to reflect the addition of that certain self-directed brokerage platform for individual retirement accounts; and

WHEREAS, certain Funds may make available a sales charge waiver for purchases of Class A Shares by investors that acquire Shares through a self-directed brokerage account platform offered by a financial intermediary who has entered into an agreement with MFS to offer Fund shares through such platform; and

WHEREAS, this Amendment is intended to constitute such agreement; and

WHEREAS, NFS acknowledges and agrees that it is solely responsible for determining the eligibility of investors to purchase Class A Shares without the imposition of a sales charge pursuant to this and/or any other eligibility criteria set forth in the Prospectus.

NOW, THEREFORE, the parties hereby agree to amend the Agreement as follows:

1.	Exhibit A of the Agreement is deleted in its entirety and replaced with Exhibit A as attached hereto.

IN WITNESS WHEREOF, the undersigned have executed this Amendment by their duly authorized officers as of the date first set forth above.

Exhibit A

The Service Fees

The Service Fees shall be calculated as an annualized percentage of the average aggregate amount invested in the Funds for the applicable period. The aggregate amount shall be computed by totaling the aggregate investment on each business day during the period and dividing by the total number of business days during the period. The Service Fees will be due and payable only with respect to the Accounts which are identified in advance in writing by NFS or which are easily identifiable on MFS’ systems as being NFS’ accounts. NFS will be solely responsible for informing MFS in advance in writing of any changes to its trading methodologies that would affect the Accounts. NFS acknowledges and agrees that if it fails to notify MFS in writing within 150 days after the end of the calendar quarter that it either has not received a payment owed to it under this Agreement or if it disputes the calculation of the amount paid for such quarter, then NFS waives any and all rights to receive such payment from MFS. The Service Fees are in addition to any 12b-1 fees that may be payable to NFS pursuant to a Fund’s prospectus.

FEES FOR IRA ROLLOVER SELF-DIRECTED BROKERAGE PLATFORM*

Share Class	Service Fee Payable by MFSC per annum	Service Fee Payable by MFD per annum
Class A (all Funds)	[**]	[**]

FUNDS AND FEES FOR ALL PLANS ESTABLISHED PRIOR TO JANUARY 1, 2008 (Class A shares only)

Fund Name	Symbol	Service Fee Payable by MFSC per annum	Service Fee Payable by MFD per annum
Massachusetts Investors Growth Stock Fund	MIGFX	[**]	[**]
Massachusetts Investors Trust	MITTX	[**]	[**]
MFS Bond Fund	MFBFX	[**]	[**]
MFS Core Equity Fund	MRGAX	[**]	[**]
MFS Diversified Income Fund	DIFAX	[**]	[**]
MFS Global Growth Fund	MWOFX	[**]	[**]
MFS Global High Yield Fund	MHOAX	[**]	[**]
MFS Global Total Return Fund	MFWTX	[**]	[**]
MFS Growth Fund	MFEGX	[**]	[**]
MFS High Income Fund	MHITX	[**]	[**]
MFS International Diversification Fund	MDIDX	[**]	[**]
MFS International New Discovery Fund	MIDAX	[**]	[**]

Fund Name	Symbol	Service Fee Payable by MFSC per annum	Service Fee Payable by MFD per annum
MFS Municipal Income Fund	MFIAX	[**]	[**]
MFS Mid Cap Growth Fund	OTCAX	[**]	[**]
MFS Research Fund	MFRFX	[**]	[**]
MFS Research Bond Fund	MRBFX	[**]	[**]
MFS Research International Fund	MRSAX	[**]	[**]
MFS Strategic Income Fund	MFIOX	[**]	[**]
MFS Total Return Fund	MSFRX	[**]	[**]
MFS Value Fund	MEIAX	[**]	[**]

FUNDS AND FEES FOR ALL PLANS ESTABLISHED AFTER JANUARY 1, 2008 (Class A shares only —Private Sector Line of Business Only)*

Fund Name	Symbol	Fee Payable by MFSC per annum	Fee Payable by MFD per annum
MFS Core Equity Fund	MRGAX	[**]	[**]
MFS Emerging Markets Debt Fund	MEDAX	[**]	[**]
MFS Equity Opportunities Fund	SRFAX	[**]	[**]
MFS Global High Yield Fund	MHOAX	[**]	[**]
MFS Growth Fund	MFEGX	[**]	[**]
MFS International Diversification Fund	MDIDX	[**]	[**]
MFS International Value Fund	MGIAX	[**]	[**]
MFS MidCap Value	MVCAX	[**]	[**]
MFS Research International Fund	MRSAX	[**]	[**]
MFS Total Return Fund	MSFRX	[**]	[**]
MFS Utilities Fund	MMUFX	[**]	[**]
MFS Value Fund	MEIAX	[**]	[**]

FOR CLASS R SHARES

The fee schedule for assets invested in Class R1, R2, R3, and R4 Shares shall be calculated and paid in accordance with each Fund’s prospectus, as amended from time to time. No fee shall be payable on Class R6.

	RI Class	R2 Class	R3 Class	R4 Class	R6 Class
Fee Payable by MFSC per annum	[**]	[**]	[**]	[**]	[**]
Fee Payable by MFD per annum	[**]	[**]	[**]	[**]	[**]

*

NFS is responsible for calculating such fees and sending periodic invoices to MFS. NFS will, at MFS’ request, provide copies of historical records necessary to enable MFS or its representatives to verify the accuracy of any information provided by NFS which forms the basis of the fee calculation.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT NO. 15 TO FUND AGREEMENT

Reference is made to the Fund Agreement dated October 31, 2003 by and among Nationwide Financial Services, Inc. on behalf of its subsidiaries listed on Exhibit B (collectively, “NFS”), MFS Fund Distributors, Inc. (“MFD”) and MFS Service Center, Inc. (“MFSC”) (together with all amendments thereof and supplements and exhibits thereto, the “Agreement”). Terms not otherwise defined herein have the definitions ascribed to them in the Agreement. Except as expressly amended hereby, the Agreement shall continue in full force and effect and unamended. This Amendment No. 15 to the Agreement (“Amendment”) shall take effect as of May 1, 2020.

WHEREAS, the parties desire to amend the Agreement to reflect the addition, on a limited basis with respect only to Plans approved by MFD, of Class I shares of the Funds;

NOW, THEREFORE, the parties hereby agree to amend the Agreement as follows:

1.	Exhibit A of the Agreement is deleted in its entirety and replaced with Exhibit A as attached hereto.

IN WITNESS WHEREOF, the undersigned have executed this Amendment by their duly authorized officers as of the date first set forth above.

NATIONWIDE FINANCIAL SERVICES INC.			MFS SERVICE CENTER, INC

By:		By:
	Name: Leland W. Cummings		Name: Margarheeta C. Wise
	Title: VP, Head of Fund Operations		Title: President

MFS FUND DISTRIBUTORS, INC.

By:
Name:
Title:

Exhibit A

The Service Fees

The Service Fees shall be calculated as an annualized percentage of the average aggregate amount invested in the Funds for the applicable period. The aggregate amount shall be computed by totaling the aggregate investment on each business day during the period and dividing by the total number of business days during the period. The Service Fees will be due and payable only with respect to the Accounts which are identified in advance in writing by NFS or which are easily identifiable on MFS’ systems as being NFS’ accounts. For the avoidance of doubt, no fee shall be due or payable on assets held in any money market portfolio. NFS will be solely responsible for informing MFS in advance in writing of any changes to its trading methodologies that would affect the Accounts. NFS acknowledges and agrees that if it fails to notify MFS in writing within 150 days after the end of the calendar quarter that it either has not received a payment owed to it under this Agreement or if it disputes the calculation of the amount paid for such quarter, then NFS waives any and all rights to receive such payment from MFS. The Service Fees are in addition to any 12b-1 fees that may be payable to NFS pursuant to a Fund’s prospectus.

FEES FOR IRA ROLLOVER SELF-DIRECTED BROKERAGE PLATFORM

Share Class	Service Fee Payable by MFSC per annum	Service Fee Payable by MFD per annum
Class A (all Funds)	[**]	[**]

FUNDS AND FEES FOR ALL PLANS ESTABLISHED PRIOR TO JANUARY 1, 2008 (Class A shares only)

Fund Name	Symbol	Service Fee Payable by MFSC per annum	Service Fee Payable by MFD per annum
Massachusetts Investors Growth Stock Fund	MIGFX	[**]	[**]
Massachusetts Investors Trust	MITTX	[**]	[**]
MFS Bond Fund	MFBFX	[**]	[**]
MFS Core Equity Fund	MRGAX	[**]	[**]
MFS Diversified Income Fund	DIFAX	[**]	[**]
MFS Global Growth Fund	MWOFX	[**]	[**]
MFS Global High Yield Fund	MHOAX	[**]	[**]
MFS Global Total Return Fund	MFWTX	[**]	[**]
MFS Growth Fund	MFEGX	[**]	[**]
MFS High Income Fund	MHITX	[**]	[**]
MFS International Diversification Fund	MDIDX	[**]	[**]

Fund Name	Symbol	Service Fee Payable by MFSC per annum	Service Fee Payable by MFD per annum
MFS International New Discovery Fund	MIDAX	[**]	[**]
MFS Municipal Income Fund	MFIAX	[**]	[**]
MFS Mid Cap Growth Fund	OTCAX	[**]	[**]
MFS Research Fund	MFRFX	[**]	[**]
MFS Research Bond Fund	MRBFX	[**]	[**]
MFS Research International Fund	MRSAX	[**]	[**]
MFS Strategic Income Fund	MFIOX	[**]	[**]
MFS Total Return Fund	MSFRX	[**]	[**]
MFS Value Fund	MEIAX	[**]	[**]

FUNDS AND FEES FOR ALL PLANS ESTABLISHED AFTER JANUARY 1, 2008

(Class A shares only –Private Sector Line of Business Only)*

Fund Name	Symbol	Fee Payable by MFSC per annum	Fee Payable by MFD per annum
MFS Core Equity Fund	MRGAX	[**]	[**]
MFS Emerging Markets Debt Fund	MEDAX	[**]	[**]
MFS Equity Opportunities Fund	SRFAX	[**]	[**]
MFS Global High Yield Fund	MHOAX	[**]	[**]
MFS Growth Fund	MFEGX	[**]	[**]
MFS International Diversification Fund	MDIDX	[**]	[**]
MFS International Value Fund	MGIAX	[**]	[**]
MFS MidCap Value	MVCAX	[**]	[**]
MFS Research International Fund	MRSAX	[**]	[**]
MFS Total Return Fund	MSFRX	[**]	[**]
MFS Utilities Fund	MMUFX	[**]	[**]
MFS Value Fund	MEIAX	[**]	[**]

FOR CLASS R SHARES

The fee schedule for assets invested in Class R1, R2, R3, and R4 Shares shall be calculated and paid in accordance with each Fund’s prospectus, as amended from time to time. No fee shall be payable on Class R6.

	R1 Class	R2 Class	R3 Class	R4 Class	R6 Class
Fee Payable by MFSC per annum	[**]	[**]	[**]	[**]	[**]
Fee Payable by MFD per annum	[**]	[**]	[**]	[**]	[**]

*

NFS is responsible for calculating such fees and sending periodic invoices to MFS. NFS will, at MFS’ request, provide copies of historical records necessary to enable MFS or its representatives to verify the accuracy of any information provided by NFS which forms the basis of the fee calculation.

FOR CLASS I SHARES

No fee shall be payable on Class I. Class I shares available only to Plans approved by MFD.